                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549

                                   FORM N-CSR
   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

                                   811-07925

                      (Investment Company Act File Number)

                                 Wesmark Funds
        _______________________________________________________________

               (Exact Name of Registrant as Specified in Charter)

                              5800 Corporate Drive
                      Pittsburgh, Pennsylvania 15237-7010
                    (Address of Principal Executive Offices)

                                 (412) 288-1900
                        (Registrant's Telephone Number)

                            Todd P. Zerega, Esquire
                           Federated Investors Tower
                              1001 Liberty Avenue
                      Pittsburgh, Pennsylvania 15222-3779
                    (Name and Address of Agent for Service)
               (Notices should be sent to the Agent for Service)

                       Date of Fiscal Year End:  1/31/07

              Date of Reporting Period:  Fiscal year ended 1/31/07

ITEM 1.     REPORTS TO STOCKHOLDERS

[Logo of WesMark]

[Logo of WesMark Funds]

Family of Funds

Combined Annual Report

Small Company Growth Fund

Growth Fund

Balanced Fund

Government Bond Fund

West Virginia Municipal Bond Fund

Dated January 31, 2007

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

WESMARK SMALL COMPANY GROWTH FUND

Small cap value stocks far outperformed small cap growth stocks during the reporting period. The Lipper Small Cap Value Index* return was 11.24% for the reporting period ended January 31, 2007, as compared to 4.89% for the Lipper Small Cap Growth Index*. The WesMark Small Company Growth Fund return was 4.58% for the reporting period ended January 31, 2007. During the same period, the Lipper Small Cap Core Index* return was 7.54%. The portfolio holdings had a bias toward growth stocks although it did contain some value stocks.

We were pleased that a very positive return was achieved in the largest sector of the portfolio. Broadly defined, the Industrial sector represented 34.6% of the portfolio at the end of the reporting period. Stocks in this segment returned 19.8% for the reporting period. Leading stocks in the segment include DRS Technologies, Moog, Jacobs Engineering, Idex Corp., Gorman Rupp, B. E. Aerospace, and Curtiss Wright. A common theme for many of these companies is the strength in aerospace, defense, and pumps and engineered products. The Technology sector was the second largest sector and represented 20.6% of the portfolio at the end of the reporting period. This sector returned 4.5% for the reporting period. Cypress Semiconductors, Arris Group, FEI Company, Flir Systems, Smart Modular, RF Micro Devices, and Valueclick all had very strong returns. These companies participate in narrow segments or niche markets that experienced strong demand. This points out the advantage that can accrue to a portfolio that can identify smaller niches of larger industry segments that can experience more rapid growth. This characteristic of small cap companies can also detract from returns.1 Our stock picks in consumer discretionary and consumer staples performed well with returns of 10.5% and 8.7% for the year ending January 31, 2007. Companies such as Children’s Place, Cheesecake Factory, Media General, Stanley Works, Ann Taylor, Ross Stores, Casey’s General Stores, and Circuit City Stores have solid franchises with positive earnings trends. Our focus on the energy segment was confined to oil service companies. Earnings per share for the four stocks in this group rose by 35.3% for the latest 12 month reporting period. Stock prices for these companies were restrained by the negative psychology that enveloped the energy sector beginning in August. We view the drop in energy prices as a short-term inventory correction. The incentives for oil and gas drilling have never been better. The healthcare stocks had a negative return for the reporting period ended January 31, 2007. Our focus in this segment of the portfolio was in biotechnology and medical technology. Unfortunately few of our picks were able to provide convincing results to allow their stock prices to appreciate. We plan to re-evaluate the status of the research and development for these companies to determine if they should be eliminated from the portfolio or if positions should be increased.

Financial Services stocks had only a very small representation in the portfolio during the reporting period because we believed that the inverted yield curve will pressure profitability. The return in this sector was 2.4%. Merger and acquisition activity in this sector is rising, but we focus on long-term earnings and profitability factors.

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month-end performance and after-tax returns, visit www.wesmarkfunds.com or call 1-800-864-1013.

* Lipper Indices are equally weighted indices of the largest mutual funds within their respective investment objectives. It is not possible to invest in an index.

1 Small company stocks may be less liquid and subject to greater price volatility than large capitalization stocks.

WESMARK SMALL COMPANY GROWTH FUND

Growth of $10,000 invested in WesMark Small Company Growth Fund

The graph below illustrates the hypothetical investment of $10,000* in the WesMark Small Company Growth Fund** (the “Fund”) from January 31, 1997 to January 31, 2007, compared to the Russell 2000 Index (“Russell 2000”),*** the Lipper Small Cap Growth Funds Average (“LSCGFA”)† and the Lipper Small Cap Core Funds Average (“LSCCFA”).†

AVERAGE ANNUAL TOTAL RETURN FOR THE YEAR ENDED JANUARY 31, 2007

1 Year	4.58%

5 Years	6.31%

10 Years	7.83%

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month end performance and after-tax returns call 1-800-864-1013. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

* Represents a hypothetical investment of $10,000 in the Fund. The Fund's performance assumes the reinvestment of all dividends and distributions. The Russell 2000, LSCGFA and the LSCCFA have been adjusted to reflect reinvestment of dividends on securities in the indexes and average.

** The Fund is the successor to a common trust fund. The quoted performance data includes performance of the common trust fund for the period from 1/31/1997 to 8/8/2000, when the Fund first commenced operation, as adjusted to reflect the Fund’s expenses. The common trust fund was not registered under the Investment Company Act of 1940 (“1940 Act”) and therefore was not subject to certain investment restrictions imposed by the 1940 Act. If the common trust fund had been registered under the 1940 Act, the performance may have been adversely affected.

*** The Russell 2000 is not adjusted to reflect sales charges, expenses, or other fees that the Securities and Exchange Commission (SEC) requires to be reflected in the Fund’s performance. The Russell 2000 Index measures the performance of the 2000 smallest companies in the Russell 3000 Index, which represents approximately 10% of the total market capitalization of the Russell 3000 Index. The index is unmanaged and unlike the Fund, is not affected by cash flows. It is not possible to invest directly in an index.

† Lipper figures represent the average of the total returns reported by all of the mutual funds designated by Lipper, Inc. as falling into the respective categories indicated. These figures do not reflect sales charges. It is not possible to invest in an average.

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

WESMARK GROWTH FUND

Large Cap Growth stocks sharply underperformed Large Cap Value stocks for the one-year reporting period ended January 31, 2007. During this period, the Lipper Large Cap Growth Index* returned 4.57%, while the Lipper Large Cap Value Index* returned 16.41%. For the first six months of the reporting period, Large Cap Growth outperformed Large Cap Value. However, value stocks held up better in the decline that began in May and rallied more sharply beginning in August.

This discrepancy in the last six months of the reporting period may have been the result of perceptions of slowing growth of the U. S. economy. The Federal Reserve continued its policy bias toward further tightening, and commentary from Federal Reserve officials consistently warned about the risk of higher inflation. Slowing economic and profit growth combined with an inverted yield curve created a difficult environment for growth stocks. Additionally, merger and acquisition activity surged in the second half of the year creating increased demand for value stocks.

For the reporting period ended January 31, 2007, the WesMark Growth Fund return was 5.43% compared to 4.57% for the Lipper Large Cap Growth Index* and 12.09% for the Lipper Large Cap Core Index.*

The Growth Fund benefited from very positive returns in the Financial, Industrial, and Material sectors. Financial stocks, which represented the largest sector of the portfolio at 21.9% of the total assets at the end of the reporting period, returned 16.2% for the reporting period. The stocks in this sector that provided the highest returns were Allstate Corp., Bank of America Corp., Citigroup, Mellon Financial Corp., and Wells Fargo. Industrial stocks represented 19.4% of the portfolio as of January 31, 2007, and returned 15.2%. Deere & Co., Precision Castparts, and Textron, provided exceptionally positive returns for the period. Materials represented a small portion of the portfolio at 3.1%, but had very high returns of 15.7%. BASF AG and Sealed Air provided most of this return. Technology stocks had mixed results. Cisco Systems was the second largest holding in this sector and returned 36.4% and accounted for the majority of the return in this sector which was only 2.6%. Consumer staples were 9.0% of the portfolio at the end of the reporting period and returned 12.2% for the period. Consumer discretionary stocks were a combined 7.0% of the portfolio and also produced a return of 8.8%. Consumer stocks such as Honda Motor, Walt Disney, CVS, Kohls, Coca-Cola, and Kellogg reported very positive earnings results, and stock prices of these companies achieved returns higher than the S&P 500 Index.1 However, stocks such as Starbucks, Procter & Gamble, Best Buy, Staples, and eBay also reported strong earnings but did not match the return for the S&P 500 Index. Energy stocks were quite volatile during the year. However, we continued to own energy stocks throughout the reporting period as we believed that strong global growth of demand for energy will put upward pressure on the price of this key commodity over the long term. We believe weakness in oil and gas prices during the reporting period represented a short-term inventory correction. Energy stocks had a negative 5.7% return for the reporting period.

Healthcare stocks also had negative returns for the reporting period. This sector represented only 4.5% of the portfolio and its return was negative 5.8%. It is striking that demand for healthcare is growing so rapidly, yet many stocks in this sector did so poorly in recent years. We have added new stocks in this sector such as Allergan Inc., Johnson & Johnson, Celgene, and Wyeth to replace Amgen and Pfizer. The other holdings include Gilead Sciences and Medtronic.

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month-end performance and after-tax returns, visit www.wesmarkfunds.com or call 1-800-864-1013.

* Lipper Indices are equally weighted indices of the largest mutual funds within their respective investment objectives. It is not possible to invest in an index.

1 The S&P 500 is an unmanaged capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. It is not possible to invest directly in an index or average.

WESMARK GROWTH FUND

Growth of $10,000 invested in WesMark Growth Fund

The graph below illustrates the hypothetical investment of $10,000* in the WesMark Growth Fund (the “Fund”) from April 14, 1997 (start of performance) to January 31, 2007, compared to the Standard and Poor’s 500 Index (“S&P 500”)** and Lipper Large Cap Core Index (“LLCC”).†

AVERAGE ANNUAL TOTAL RETURN FOR THE YEAR ENDED JANUARY 31, 2007

1 Year	5.43%

5 Years	4.41%

Start of Performance (4/14/97)	9.57%

Start of Performance (4/14/97) (cumulative)	144.93%

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month end performance and after-tax returns call 1-800-864-1013. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

* Represents a hypothetical investment of $10,000 in the Fund. The Fund's performance assumes the reinvestment of all dividends and distributions. The S&P 500 and LLCC have been adjusted to reflect reinvestment of dividends on securities in the indexes.

** The S&P 500 is not adjusted to reflect sales charges, expenses, or other fees that the SEC requires to be reflected in the Fund’s performance. The index is unmanaged and unlike the Fund, is not affected by cash flows. It is not possible to invest directly in an index.

† Lipper figures do not reflect sales charges. It is not possible to invest in an index.

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

WESMARK BALANCED FUND

The equity markets delivered positive returns during the twelve month reporting period ended January 31, 2007. International equities, as measured by the Morgan Stanley Capital International Index (MSCI EAFE)1 and small cap equities, as measured by the Russell 2000,2 led equity market returns. Domestic large cap returns were biased toward value stocks with traditional growth stocks lagging the return of other sectors. The Lipper Large Cap Growth Index* had a total return of just 4.57% for the period compared to a total return of 16.41% for the Lipper Large Cap Value Index.* It was during the second half of the reporting period that, despite continued strong earnings results and favorable fundamentals, growth stocks experienced their weakest period relative to the overall equity market.

Interest rates rose steadily during the first half of the reporting period with the yield on ten-year Treasury Notes increasing from 4.5% on January 31, 2006 to 5.25% on June 28, 2006. Economic releases at that time began to validate the actions of the Federal Reserve, resulting in the pausing in its policy of raising interest rates to restrain inflation, but keeping its bias toward tightening as concerns over inflationary pressures outweighed the risk of a slowing economy resulting in recession. Interest rates returned to their lows as the year progressed; but as the year came to an end interest rates began to rise in response to improving economic conditions and lower energy costs. Short-term interest rates continue to reflect the actions of the Federal Reserve while the ten-year Treasury Note continues to be an indicator of current and prospective economic conditions.

For the reporting period ended January 31, 2007, the WesMark Balanced Fund’s total return was 6.85% compared to the return of the Lipper Mixed-Asset Target Allocation Growth Funds* of 10.24% and a return of 9.19% from the Lipper Balanced Fund Index.* The Fund’s performance was enhanced by a change early in the period to permit the inclusion of international stocks,3 held to a relatively low weighting, and small cap4 stocks (generally defined as those having a market capitalization of less that $5 billion.) In addition, the asset allocation bias toward the upper end of the equity range proved to add value as returns from the equity markets in general exceeded those available from investment-grade fixed-income securities. The equity sector’s focus on growth stocks proved to restrain results.

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month-end performance and after-tax returns, visit www.wesmarkfunds.com or call 1-800-864-1013.

* Lipper Indices are equally weighted indices of the largest mutual funds within their respective investment objectives. It is not possible to invest in an index.

1 The Morgan Stanley Capital International Index (MSCI EAFE) is an unmanaged market capitalization-weighted equity index comprising 20 of the 48 countries in the MSCI universe and representing the developed world outside of North America. Each MSCI country index is created separately, then aggregated, without change, into regional MSCI indices. EAFE performance data is calculated in U.S. dollars and in local currency. It is not possible to invest in an index.

2 The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 10% of the total market capitalization of the Russell 3000 Index. It is not possible to invest in an index.

3 International investing involves special risks including currency risk, increased volatility of foreign securities, political risks, and differences in auditing and other financial standards.

4 Small company stocks may be less liquid and subject to greater price volatility than large capitalization stocks.

The equity component of the portfolio received significant benefit from its allocation to financial services, overweighting the sector versus the S&P 500.5 Stock selection within this group was positive as well. Goldman Sachs, Mellon Financial and Citigroup were all key to this sector’s success. Industrials were driven by strength in a number of mid and small capitalization names, including DRS Technologies, BE Aerospace, Precision Castparts, and Gorman-Rupp. Industrials and Consumer Staples were also a positive contributor to the portfolio’s return. Technology had disappointing returns for the portfolio despite the 43.3% return from Cisco, one of the portfolio’s top ten holdings. Energy stocks experienced significant volatility during the year, but we maintained our position in energy stocks based upon our belief that strong global growth of demand for energy will put upward pressure on prices resulting in strong earnings growth and returns for this sector.

The portfolio’s Healthcare sector experienced a negative return for the year despite growing demand for healthcare products and services. Recent purchases by the Fund in this sector included Wyeth, Medtronic and Allergan.

The fixed-income component of the portfolio continued to focus on high quality issues having a relatively short duration.6 The duration of the fixed-income position of the portfolio, at 3.77 years as of January 31, 2007, was kept relatively short in anticipation of rising interest rates. During the reporting period the Fund focused on mortgage-backed securities and CMO’s because of their relatively high yield spread and their historically strong performance during periods of a narrow range-bound fixed-income market.

5 The S&P 500 is an unmanaged capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. It is not possible to invest directly in an index.

6 Duration measures a security’s price sensitivity to changes in interest rates. Securities with longer durations are more sensitive to changes in interest rates than securities of shorter durations.

7 Bond prices are sensitive to changes in interest rates and a rise in interest rates can cause a decline in their prices.

WESMARK BALANCED FUND

Growth of $10,000 invested in WesMark Balanced Fund

The graph below illustrates the hypothetical investment of $10,000* in the WesMark Balanced Fund (the “Fund”)** from January 31, 1997 to January 31, 2007, compared to the Standard and Poor’s 500 Index (“S&P 500”),*** the Lehman Brothers Government/Credit Total Index (“LBGCT”)*** and the Lipper Balanced Funds Average (“LBFA”).†

AVERAGE ANNUAL TOTAL RETURN FOR THE YEAR ENDED JANUARY 31, 2007

1 Year	6.85%

5 Years	3.05%

10 Years	5.47%

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month end performance and after-tax returns call 1-800-864-1013. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

* Represents a hypothetical investment of $10,000 in the Fund. The Fund’s performance assumes the reinvestment of all dividends and distributions. The S&P 500, the LBGCT and the LBFA have been adjusted to reflect reinvestment of dividends on securities in the indexes and average.

** The Fund is the successor to a common trust fund. The quoted performance data includes performance of the common trust fund for the period from 1/31/1997 to 4/20/1998 when the Fund first commenced operation, as adjusted to reflect the Fund’s expenses. The common trust fund was not registered under the Investment Company Act of 1940 (“1940 Act”) and therefore was not subject to certain investment restrictions imposed by the 1940 Act. If the common trust fund had been registered under the 1940 Act, the performance may have been adversely affected.

*** The S&P 500 and LBGCT are not adjusted to reflect sales charges, expenses, or other fees that the SEC requires to be reflected in the Fund’s performance. The S&P 500 is an unmanaged capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. The LBGCT is an unmanaged index comprised of approximately 5,000 issues which include: non-convertible bonds publicly issued by the U.S. government or its agencies; bonds guaranteed by the U.S. government and quasi-federal corporations; and publicly issued, fixed rate, nonconvertible domestic bonds of companies in industry, public utilities, and finance. The indexes are unmanaged and unlike the Fund, are not affected by cash flows. It is not possible to invest directly in an index.

† Lipper figures represent the average of the total returns reported by all of the mutual funds designated by Lipper, Inc. as falling into the respective categories indicated. These figures do not reflect sales charges. It is not possible to invest in an average.

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

WESMARK GOVERNMENT BOND FUND

Interest rates rose steadily during the first half of the one-year reporting ended January 31, 2007. During the reporting period, the open market committee of the Federal Reserve (FOMC) implemented four consecutive twenty-five basis point increases in the Federal Funds rate, with the last rate increase occurring at the June 29, 2006 meeting in which the FOMC raised the Federal Funds rate to 5.25%. The bond market began to anticipate a change in the Federal Reserve’s policy during July because of numerous economic data reports indicating slower growth. The Federal Reserve paused in its policy of raising interest rates to restrain inflation, but kept its policy bias toward tightening throughout the balance of the reporting period. Crude oil prices peaked in August at $78.00 per barrel and declined to $58.00 per barrel by the end of January 2007. These events created a positive background for a bond market rally from July until the end of November when Ten-Year Treasury Notes declined in yield from 5.25% on June 28, 2006 to 4.45% on November 30, 2006. Warm weather in December and early January coupled with strength of retail sales over the holidays and other data implying somewhat stronger economic growth caused bond yields to retrace part of this decline to end the reporting period at 4.70%.

Portfolio management decisions were complicated by an inversion of the yield curve and narrowing of yield spreads. Short-term interest rates rose throughout the reporting period with 3-month Treasury Bill yields increasing from 4.45% at the beginning of the reporting period to 5.10% on January 31, 2007. The yield spread between 3-month Treasury Bills and Ten-Year Treasury Notes started the reporting period with a positive spread of 10 basis points and ended the reporting period with a negative spread of 30 basis points. Government Agency 15-year mortgage pools began the reporting period with a spread of 92 basis points over the 5-year Treasury Notes and ended the reporting period at 82 basis points.

The duration of the portfolio remained between 3.68 years and 4.04 years.1 During the reporting period we kept the duration relatively short in anticipation of rising interest rates.2 This strategy was very successful and resulted in the monthly dividend rising from $0.03071 in January 2006 to $0.03498 in January 2007 for an increase of 13.9%. The 30-day SEC yield for the Fund increased from 4.05% in January 2006 to 4.32% in January 2007.3

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month-end performance and after-tax returns, visit www.wesmarkfunds.com or call 1-800-864-1013.

1 Duration measures a security’s price sensitivity to changes in interest rates. Securities with longer durations are more sensitive to changes in interest rates than securities of shorter durations.

2 Bond prices are sensitive to changes in interest rates and a rise in interest rates can cause a decline in their prices.

3 The 30-day SEC yield is calculated by dividing the net investment income per share for the 30 days ended on the date of calculation by the maximum offering price per share on that date. The figure is compounded and annualized. In the absence of temporary expense waivers or reimbursements, the 30-day SEC yield would have been 4.31%.

We increased the portion of the portfolio invested in Federal Agency mortgage securities from 61.26% on January 31, 2006 to 87.64% on January 31, 2007. These purchases were funded by sales of Federal Agency callable Notes. Mortgage securities provided much higher yields and had less interest rate risk than callable Notes. We have included both 15-year and 20-year Federal Home Loan Mortgage Corp. and Federal National Mortgage Association mortgage pools. Mortgage pools represented 34.47% of the portfolio at the beginning of the year and 54.35% on January 31, 2007. In addition, Collateralized Mortgage Obligations (CMOs) were increased from 26.79% at the beginning of the year to 33.30% on January 31, 2007. We wanted to balance CMOs and mortgage securities in order to structure anticipated cash flows in a manner that will provide a steady stream of cash for reinvestment. CMOs typically have shorter duration and more predictable cash flows.

We purchased mortgage pools and CMOs during the reporting period based upon our view that these securities were more attractively priced than other sectors of the Government Bond market because the yield spread was positive.

WESMARK GOVERNMENT BOND FUND

Growth of $10,000 invested in WesMark Government Bond Fund1

The graph below illustrates the hypothetical investment of $10,000* in the WesMark Government Bond Fund (the “Fund”) from April 20, 1998 (start of performance) to January 31, 2007 compared to the Lehman Brothers Intermediate Government/Credit Index (“LBIGCI”),** the Lipper Intermediate Government Funds Average (“LIGFA”),*** and the Lipper Intermediate Investment Grade Debt Funds Average (“LIIGDFA”).***

AVERAGE ANNUAL TOTAL RETURN FOR THE YEAR ENDED JANUARY 31, 2007

1 Year	3.91%

5 Years	3.07%

Start of Performance (4/20/98)	4.23%

Start of Performance (4/20/98) (cumulative)	43.93%

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month end performance and after-tax returns call 1-800-864-1013. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

* Represents a hypothetical investment of $10,000 in the Fund. The Fund’s performance assumes the reinvestment of all dividends and distributions. The LBIGCI, LIGFA and LIIGDFA have been adjusted to reflect reinvestment of dividends on securities in the index and averages.

** The LBIGCI is an unmanaged market value weighted performance index for government and corporate fixed-rate debt issues with maturities between one and ten years. LBIGCI is not adjusted to reflect sales charges, expenses, or other fees that the SEC requires to be reflected in the Fund’s performance. The index is unmanaged and unlike the Fund, is not affected by cash flows. It is not possible to invest directly in an index.

*** Lipper figures represent the average of the total returns reported by all of the mutual funds designated by Lipper, Inc. as falling into the respective categories indicated. These figures do not reflect sales charges. It is not possible to invest in an average.

1 On May 31, 2006, the Fund changed its name from WesMark Bond Fund to WesMark Government Bond Fund and changed its investment strategy as well. Therefore, the performance shown is a result of the prior investment strategy, which did not require the Fund to normally invest at least 80% of its assets in U.S. government fixed-income securities. Future results may differ under the new investment strategy.

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

WESMARK WEST VIRGINIA MUNICIPAL BOND FUND

The WesMark West Virginia Municipal Bond Fund achieved a total return of 3.05% for the one-year reporting period ended January 31, 2007. The performance of the Fund exceeded its benchmark, the Lehman Brothers 5-Year G.O. Bond Index,1 which returned 2.91% for the same period. At the end of the reporting period, the duration of the Fund was 4.76 years,2 down from 5.1 years at the beginning of the period. The Fund’s average maturity at the end of the reporting period was 6.14 years. The dividend for the reporting period was $.34, which represents a 6.25% increase versus the $.32 dividend for the prior reporting period. Approximately ninety-seven percent of the dividend was derived from West Virginia municipal securities and was exempt from federal and state income tax for West Virginia residents. The portfolio did not contain any securities subject to federal alternative minimum tax.3 The weighted average credit quality of the securities within the Fund remained AAA with approximately 95% of the securities being rated BBB or higher by S&P. Approximately 74.24% of the portfolio securities were rated AAA at the end of the reporting period.4

During the reporting period, the Federal Reserve’s Open Market Committee (FOMC) implemented four consecutive twenty-five basis point increases in the Federal Funds rate, with the last rate increase at the June 29, 2006 FOMC meeting.5 The yield on the 5-year U.S. Treasury Note increased 32 bp during the reporting period with the yield on AAA rated municipal securities representing approximately 77% of the treasury note’s yield. The yield was higher on U.S. Treasury securities with longer maturities. However, the relative yield on longer dated AAA rated municipal securities did not increase proportionately. For example, the 15-year U.S. Treasury bond increased 30 bp during the period while the relative yield on an equivalent AAA rated municipal security only increased 9 bp. This resulted in the longer end of the yield curve being less attractive. The Fund was able to attain a greater relative yield and outperform its benchmark by focusing on the shorter end of the yield curve and reducing the duration of the portfolio during the reporting period.

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month-end performance and after-tax returns, visit www.wesmarkfunds.com or call 1-800-864-1013.

1 The LB5GO is an unmanaged market index which measures total return performance for the municipal bond market on municipal bonds with maturities of five years.

2 Duration measures a security’s price sensitivity to changes in interest rates. Securities with longer durations are more sensitive to changes in interest rates than securities of shorter durations.

3 In the future, income may be subject to the federal alternative minimum tax.

4 Credit ratings pertain only to the securities in the portfolio and do not protect fund shares against market risk.

5 Bond prices are sensitive to changes in interest rates and a rise in interest rates can cause a decline in their prices.

WESMARK WEST VIRGINIA MUNICIPAL BOND FUND

Growth of $10,000 invested in WesMark West Virginia Municipal Bond Fund

The graph below illustrates the hypothetical investment of $10,000* in the WesMark West Virginia Municipal Bond Fund (the “Fund”)** from January 31, 1997 to January 31, 2007, compared to the Lehman Brothers 5 Year G.O. Bond Index (“LB5GO”)*** and the Lipper Intermediate Municipal Debt Funds Average (“LIMDFA”).†

AVERAGE ANNUAL TOTAL RETURN FOR THE YEAR ENDED JANUARY 31, 2007

1 Year	3.05%

5 Years	3.48%

10 Years	4.17%

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month end performance and after-tax returns call 1-800-864-1013. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

* Represents a hypothetical investment of $10,000 in the Fund. The Fund's performance assumes the reinvestment of all dividends and distributions. The LB5GO and the LIMDFA have been adjusted to reflect reinvestment of dividends on securities in the index and average.

** The Fund is the successor to a common trust fund. The quoted performance data includes performance of the common trust fund for the period from 1/31/1997 to 4/14/1997, when the Fund first commenced operation, as adjusted to reflect the Fund’s expenses. The common trust fund was not registered under the Investment Company Act of 1940 (“1940 Act”) and therefore was not subject to certain investment restrictions imposed by the 1940 Act. If the common trust fund had been registered under the 1940 Act, the performance may have been adversely affected.

*** The LB5GO is an unmanaged market index which measures total return performance for the municipal bond market on municipal bonds with maturities of five years. The LB5GO is not adjusted to reflect sales charges, expenses, or other fees that the SEC requires to be reflected in the Fund’s performance. The index is unmanaged and unlike the Fund, is not affected by cash flows. It is not possible to invest directly in an index.

† Lipper figures represent the average of the total returns reported by all of the mutual funds designated by Lipper, Inc. as falling into the respective categories indicated. These figures do not reflect sales charges. It is not possible to invest in an average.

WESMARK FUNDS
SHAREHOLDER EXPENSE EXAMPLE

As a shareholder of a Fund, you incur ongoing costs, including management fees; to the extent applicable, distribution (12b-1) fees and/or shareholder services fees; and other Fund expenses. This Example is intended to help you to understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds. It is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from August 1, 2006 to January 31, 2007.

Actual Expenses

The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you incurred over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses attributable to your investment during this period.

Hypothetical Example for Comparison Purposes

The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. Thus, you should not use the hypothetical account values and expenses to estimate the actual ending account balance or your expenses for the period. Rather, these figures are required to be provided to enable you to compare the ongoing costs of investing in the Fund with other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

SHAREHOLDER EXPENSE EXAMPLE

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Beginning Account Value August 1, 2006	Ending Account Value January 31, 2007	Expenses Paid During Period[1]

Actual
WesMark Small Company Growth Fund	$1,000	$1,114.10	$7.14
WesMark Growth Fund	$1,000	$1,080.90	$6.50
WesMark Balanced Fund	$1,000	$1,076.70	$7.28
WesMark Government Bond Fund	$1,000	$1,031.00	$5.63
WesMark West Virginia Municipal Bond Fund	$1,000	$1,022.50	$5.61
Hypothetical (assuming a 5% return before expenses)
WesMark Small Company Growth Fund	$1,000	$1,018.45	$6.82
WesMark Growth Fund	$1,000	$1,018.95	$6.31
WesMark Balanced Fund	$1,000	$1,018.20	$7.07
WesMark Government Bond Fund	$1,000	$1,019.66	$5.60
WesMark West Virginia Municipal Bond Fund	$1,000	$1,019.66	$5.60

(1) Expenses are equal to the Funds’ annualized net expense ratios, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). The annualized net expense ratios are as follows:

WesMark Small Company Growth Fund	1.34%
WesMark Growth Fund	1.24%
WesMark Balanced Fund	1.39%
WesMark Government Bond Fund	1.10%
WesMark West Virginia Municipal Bond Fund	1.10%

WESMARK SMALL COMPANY GROWTH FUND

PORTFOLIO OF INVESTMENTS SUMMARY TABLE

January 31, 2007

At January 31, 2007, the fund’s industry composition(1) for its equity securities was as follows:

Industry	Percentage of Total Net Assets

Aerospace/Defense	14.4%
Electronic Components--Semiconductor	6.0%
Retail--Apparel & Shoes	5.0%
Machinery--General	4.9%
Building--Heavy Construction	3.9%
Oil Field Services	3.7%
Oil & Gas Drilling	3.5%
Semiconductor--Broad Line	2.8%
Banks--Major Regional	2.3%
Medical Appliances & Equipment	2.3%
Publishing--Newspapers	2.2%
Biomedical	2.1%
Transportation--Airline	2.1%
Waste Management	2.0%
Transportation--Air Freight	1.9%
Electronics--Military	1.6%
Medical--Drugs	1.6%
Biotechnology	1.5%
Protection--Safety	1.5%
Semiconductor--Integrated Circuits	1.5%
Tools--Hand Held	1.5%
Transportation--Rail	1.5%
Auto/Truck--Orig.	1.3%
Building--Cement	1.3%
Communication Equipment	1.3%
Diversified Electronics	1.3%
Oil Field--Machinery & Equipment	1.3%
Drug Manufacturers--Other	1.2%
Rubber & Plastics	1.2%
Retail--Convenience Store	1.1%
Retail--Restaurants	1.1%
Telecommunications Equipment	1.0%
Finance--Miscellaneous Services	0.9%
Computer Software	0.7%
Electronic Components--Miscellaneous	0.7%
Medical--Generic Drug	0.7%
Computer--Integrated Systems	0.6%
Computer Services	0.5%
Electronic Products--Miscellaneous	0.5%
Internet Services	0.5%
Medical Information Systems	0.5%
Medical Laser Systems	0.5%
Specialty Chemicals	0.5%
Transportation--Equipment	0.5%
Wire & Cable Products	0.5%
Computer--Storage Devices	0.4%
Retail--Consumer Electronics	0.4%
Medical Instruments & Supplies	0.3%
Regional Airlines	0.3%
Business Services	0.2%
Computers--Equipment	0.2%
Fiber Optics	0.2%
Machinery--Electrical	0.2%
Printing--Commercial	0.2%
Processed & Packaged Foods	0.2%

TOTAL INDUSTRY	92.1%

Commercial Paper(2)	8.2%

Cash Equivalents(3)	0.6%

Other Assets and Liabilities--Net(4)	(0.9)%

TOTAL PORTFOLIO VALUE	100%

(1) Securities are assigned to an industry classification by the Fund’s adviser.

(2) See the Fund’s Prospectus or Statement of Additional Information for a description of the types of securities in which the Fund invests.

(3) Cash Equivalents include investments in money market mutual funds and/or in overnight repurchase agreements.

(4) Assets, other than investments in securities, less liabilities. See Statement of Assets and Liabilities.

WESMARK SMALL COMPANY GROWTH FUND

PORTFOLIO OF INVESTMENTS

January 31, 2007

Shares			Value

COMMON STOCKS--92.1%
		AEROSPACE/DEFENSE--14.4%
35,000	(1)	BE Aerospace, Inc.	$1,042,300
22,000		Curtiss Wright Corp.	839,960
30,000		DRS Technologies, Inc.	1,662,000
10,000		Goodrich (B.F.) Co.	490,200
40,000	(1)	MOOG, Inc., Class A	1,559,600

		TOTAL	5,594,060

		AUTO/TRUCK--ORIG.--1.3%
10,000		OshKosh Truck Corp.	528,000

		BANKS--MAJOR REGIONAL--2.3%
17,000		Cullen Frost Bankers, Inc.	910,010

		BIOMEDICAL--2.1%
4,000	(1)	Cephalon, Inc.	289,640
25,000	(1)	PDL BioPharma, Inc.	512,750

		TOTAL	802,390

		BIOTECHNOLOGY--1.5%
25,000	(1)	Martek Biosciences Corp.	582,750

		BUILDING--CEMENT--1.3%
10,000		Florida Rock Industries, Inc.	494,500

		BUILDING--HEAVY CONSTRUCTION--3.9%
17,000	(1)	Jacobs Engineering Group, Inc.	1,539,350

		BUSINESS SERVICES--0.2%
2,000		Global Payments, Inc.	75,520

		COMMUNICATION EQUIPMENT--1.3%
35,000	(1)	Arris Group, Inc.	497,700

		COMPUTER--INTEGRATED SYSTEMS--0.6%
7,000	(1)	Radiant Systems, Inc.	78,960
4,000	(1)	Verifone Holdings, Inc.	159,880

		TOTAL	238,840

		COMPUTER SERVICES--0.5%
8,000	(1)	eFunds Corp.	213,760

COMMON STOCKS--(Continued)
		COMPUTER SOFTWARE--0.7%
7,000	(1)	Kronos, Inc.	$266,000

		COMPUTER--STORAGE DEVICES--0.4%
4,000	(1)	Sandisk Corp.	160,800

		COMPUTERS--EQUIPMENT--0.2%
3,000	(1)	Electronics for Imaging, Inc.	69,150

		DIVERSIFIED ELECTRONICS--1.3%
20,000	(1)	FEI Co.	503,200

		DRUG MANUFACTURERS--OTHER--1.2%
12,000	(1)	Amylin Pharmaceuticals, Inc.	465,360

		ELECTRONIC COMPONENTS--MISCELLANEOUS--0.7%
4,000	(1)	Benchmark Electronics, Inc.	90,600
3,000	(1)	Littelfuse, Inc.	94,170
5,000	(1)	Plexus Corp.	84,000

		TOTAL	268,770

		ELECTRONIC COMPONENTS--SEMICONDUCTOR--6.0%
35,000	(1)	Fairchild Semiconductor International, Inc., Class A	623,350
5,000	(1)	International Rectifier Corp.	208,650
10,000	(1)	ON Semiconductor Corp.	83,600
50,000	(1)	Qlogic Corp.	915,000
40,000	(1)	Smart Modular Technologies (WWH), Inc.	496,800

		TOTAL	2,327,400

		ELECTRONIC PRODUCTS--MISCELLANEOUS--0.5%
6,000		Bel Fuse, Inc.	194,880

		ELECTRONICS--MILITARY--1.6%
20,000	(1)	FLIR Systems, Inc.	618,200

		FIBER OPTICS--0.2%
20,000	(1)	Finisar Corp.	64,800

		FINANCE--MISCELLANEOUS SERVICES--0.9%
10,000	(1)	NASDAQ Stock Market, Inc.	340,800

		INTERNET SERVICES--0.5%
8,000	(1)	ValueClick, Inc.	204,160

COMMON STOCKS--(Continued)
		MACHINERY--ELECTRICAL--0.2%
25,000	(1)	Plug Power, Inc.	$90,000

		MACHINERY--GENERAL--4.9%
18,000		Gorman Rupp Co.	727,200
22,500		IDEX Corp.	1,167,750

		TOTAL	1,894,950

		MEDICAL--DRUGS--1.6%
30,000		Dr. Reddy’s Laboratories Ltd., ADR	506,100
2,000	(1)	USANA, Inc.	106,160

		TOTAL	612,260

		MEDICAL APPLIANCES & EQUIPMENT--2.3%
20,000	(1)	Arthrocare Corp.	738,000
5,000	(1)	Greatbatch Technologies, Inc.	146,950

		TOTAL	884,950

		MEDICAL INFORMATION SYSTEMS--0.5%
5,000		Quality Systems, Inc.	212,150

		MEDICAL INSTRUMENTS & SUPPLIES--0.3%
2,000	(1)	Digene Corp.	102,900

		MEDICAL LASER SYSTEMS--0.5%
4,000	(1)	Palomar Medical Technologies, Inc.	199,040

		MEDICAL--GENERIC DRUG--0.7%
12,000		Mylan Laboratories, Inc.	265,680

		OIL & GAS DRILLING--3.5%
75,000	(1)	Parker Drilling Co.	694,500
20,000		Rowan Cos., Inc.	657,800

		TOTAL	1,352,300

		OIL FIELD SERVICES--3.7%
50,000	(1)	Pride International, Inc.	1,440,500

		OIL FIELD--MACHINERY & EQUIPMENT--1.3%
8,000	(1)	FMC Technologies, Inc.	495,440

		PRINTING--COMMERCIAL--0.2%
6,000		Bowne & Co., Inc.	90,240

COMMON STOCKS--(Continued)
		PROCESSED & PACKAGED FOODS--0.2%
3,000	(1)	Hain Celestial Group, Inc.	$88,200

		PROTECTION--SAFETY--1.5%
3,000		Brady (W.H.) Co.	112,350
12,000		Mine Safety Appliances Co.	460,200

		TOTAL	572,550

		PUBLISHING--NEWSPAPERS--2.2%
21,000		Media General, Inc., Class A	840,210

		REGIONAL AIRLINES--0.3%
10,000	(1)	AirTran Holdings, Inc.	110,700

		RETAIL--APPAREL & SHOES--5.0%
15,000	(1)	AnnTaylor Stores Corp.	517,500
5,000	(1)	Children’s Place Retail Stores, Inc.	271,050
10,000	(1)	Gymboree Corp.	432,900
23,000		Ross Stores, Inc.	744,970

		TOTAL	1,966,420

		RETAIL--CONSUMER ELECTRONICS--0.4%
7,000		Circuit City Stores, Inc.	142,870

		RETAIL--CONVENIENCE STORE--1.1%
17,000		Casey’s General Stores, Inc.	433,840

		RETAIL--RESTAURANTS--1.1%
15,000	(1)	Cheesecake Factory, Inc.	414,450

		RUBBER & PLASTICS--1.2%
10,000	(1)	ESCO Technologies, Inc.	477,700

		SEMICONDUCTOR--BROAD LINE--2.8%
60,000	(1)	Cypress Semiconductor Corp.	1,107,000

		SEMICONDUCTOR--INTEGRATED CIRCUITS--1.5%
75,000	(1)	RF Micro Devices, Inc.	579,000

		SPECIALTY CHEMICALS--0.5%
6,000	(1)	Cabot Microelectronics Corp.	181,140

		TELECOMMUNICATIONS EQUIPMENT--1.0%
8,000		Harris Corp.	406,560

		TOOLS--HAND HELD--1.5%
10,000		Stanley Works	572,600

Shares or Principal Amount			Value

COMMON STOCKS--(Continued)
		TRANSPORTATION--AIR FREIGHT--1.9%
15,000		Alexander and Baldwin, Inc.	$741,600

		TRANSPORTATION--AIRLINE--2.1%
15,000	(1)	Alaska Air Group, Inc.	642,750
7,000		SkyWest, Inc.	189,980

		TOTAL	832,730

		TRANSPORTATION--EQUIPMENT--0.5%
5,000		Trinity Industries, Inc.	191,250

		TRANSPORTATION--RAIL--1.5%
20,000		Greenbrier Cos., Inc.	577,400

		WASTE MANAGEMENT--2.0%
18,000	(1)	Waste Connections, Inc.	784,260

		WIRE & CABLE PRODUCTS--0.5%
5,000		Barnes Group, Inc.	107,100
3,000	(1)	CommScope, Inc.	96,930

		TOTAL	204,030

TOTAL COMMON STOCKS (identified cost $32,015,120)			35,825,320

(2)COMMERCIAL PAPER--8.2%
		ASSET BACKED--8.2%
$1,400,000	(3)(4)	Market Street Funding Corp. CPABS4-2, 5.32%, 2/12/2007	1,397,754
1,800,000	(3)(4)	Three Rivers Funding Corp. CPABS4-2, 5.05%, 2/6/2007	1,798,682

TOTAL COMMERCIAL PAPER (at amortized cost)			3,196,436

Shares			Value

MUTUAL FUND--0.6%
219,355	(5)	Prime Obligations Fund, Institutional Service Shares (7 Day Net Yield 4.94%) (at net asset value)	$219,355

TOTAL INVESTMENTS--100.9% (identified cost $35,430,911)(6)			39,241,111

OTHER ASSETS AND LIABILITIES--NET--(0.9)%			(344,578)

TOTAL NET ASSETS--100%			$38,896,533

(1) Non-income producing security.

(2) Each issue shows the rate of discount at the time of purchase for discount issues, or the coupon for interest bearing issues.

(3) Denotes a restricted security that either: (a) cannot be offered for public sale without first being registered, or being able to take advantage of an exemption from registration, under the Securities Act of 1933; or (b) is subject to a contractual restriction on public sales. At January 31, 2007, these restricted securities amounted to $3,196,436, which represented 8.2% of total net assets.

(4) Denotes a restricted security that may be resold without restriction to “qualified institutional buyers” as defined in Rule 144A under the Securities Act of 1933 and that the Fund has determined to be liquid under criteria established by the Fund’s Board of Trustees. At January 31, 2007, these liquid restricted securities amounted to $3,196,436, which represented 8.2% of total net assets.

(5) Affiliated company.

(6) Also represents cost for federal tax purposes.

Note: The categories of investments are shown as a percentage of total net assets at January 31, 2007.

The following acronym is used throughout this portfolio:

ADR	--American Depositary Receipt

See Notes which are an integral part of the Financial Statements

WESMARK GROWTH FUND

PORTFOLIO OF INVESTMENTS SUMMARY TABLE

January 31, 2007

At January 31, 2007, the fund’s industry composition(1) for its equity securities was as follows:

Industry	Percentage of Total Net Assets

Diversified Operations	11.1%
Banks--Major Regional	6.6%
Networking Products	5.6%
Oil & Gas Drilling	3.8%
Independent Oil & Gas	3.1%
Insurance--Multi Line	3.0%
Cleaning Products	2.9%
Medical--HMO	2.9%
Retail--Drug Store	2.9%
Insurance Property & Casualty	2.8%
Chemicals--Diversified	2.2%
Oil Refining & Marketing	2.2%
Food--Major Diversified	2.1%
Instruments--Control	2.1%
Medical--Drugs	2.1%
Money Center Banks	2.0%
Advertising Agencies	1.8%
Aerospace/Defense	1.8%
Regional--Pacific Banks	1.8%
Electronic Components--Semiconductor	1.7%
Finance--Consumer Loans	1.5%
Biotechnology	1.3%
Closed End Funds	1.3%
Computer Services	1.3%
Electronic Components	1.3%
Printed Circuit Boards	1.3%
Retail--Restaurants	1.3%
Computer--Graphics	1.1%
Machinery--Construction & Mining	1.1%
Chemicals--Specialty	1.0%
Medical Instruments & Supplies	1.0%
Machinery--Farm	0.9%
Transportation--Airline	0.9%
Auto Manufacturers--Major	0.8%
Retail--Consumer Elect	0.8%
Multimedia	0.7%
Retail--Regional Department	0.7%
Computer--Storage Devices	0.6%
Computers	0.6%
Conglomerates	0.6%
Finance--MISC Services	0.6%
Telecommunications Equipment	0.6%
Beverages--Soft	0.5%
Beverages/Alcohol	0.5%
Drugs Manufacturers--Major	0.4%
Machinery--General	0.4%
Retail--Discount	0.4%
Retail--Ecommerce	0.4%
Retail--Miscellaneous	0.4%
Insurance--Brokers	0.3%
Medical Products & Supply	0.3%
Semiconductor Equipment & Materials	0.3%
Containers--Paper/Plastic	0.2%
Mining--Miscellaneous	0.2%
Computer Software	0.1%
Food Items--Wholesale	0.1%

TOTAL INDUSTRY	90.3%

Commercial Paper(2)	8.5%

Cash Equivalents(3)	1.0%

Other Assets and Liabilities--Net(4)	0.2%

TOTAL PORTFOLIO VALUE	100%

(1) Securities are assigned to an industry classification by the Fund’s adviser.

(2) See the Fund’s Prospectus or Statement of Additional Information for a description of the types of securities in which the Fund invests.

(3) Cash Equivalents include any investments in money market mutual funds and/or overnight repurchase agreements.

(4) Assets, other than investments in securities, less liabilities. See Statement of Assets and Liabilities.

WESMARK GROWTH FUND

PORTFOLIO OF INVESTMENTS

January 31, 2007

Shares			Value

COMMON STOCKS--90.3%
		ADVERTISING AGENCIES--1.8%
45,000		Omnicom Group, Inc.	$4,734,000

		AEROSPACE/DEFENSE--1.8%
55,000		Precision Castparts Corp.	4,888,950

		AUTO MANUFACTURERS--MAJOR--0.8%
55,000		Honda Motor Co. Ltd., ADR	2,163,150

		BANKS--MAJOR REGIONAL--6.6%
100,000		Bank of America Corp.	5,258,000
150,000		Mellon Financial Corp.	6,411,000
170,000		Wells Fargo & Co.	6,106,400

		TOTAL	17,775,400

		BEVERAGES--SOFT--0.5%
30,000		Coca-Cola Co.	1,436,400

		BEVERAGES/ALCOHOL--0.5%
50,000	(1)	Constellation Brands, Inc., Class A	1,237,000

		BIOTECHNOLOGY--1.3%
5,000	(1)	Celgene Corp.	268,400
50,000	(1)	Gilead Sciences, Inc.	3,216,000

		TOTAL	3,484,400

		CHEMICAL--SPECIALTY--1.0%
125,000	(1)	Corning, Inc.	2,605,000

		CHEMICALS--DIVERSIFIED--2.2%
30,000		BASF AG, ADR	2,903,100
70,000		Dow Chemical Co.	2,907,800

		TOTAL	5,810,900

		CLEANING PRODUCTS--2.9%
120,000		Procter & Gamble Co.	7,784,400

		CLOSED END FUNDS--1.3%
80,000		Adams Express Co.	1,112,800
25,000		Vanguard Mid-Cap Vipers Fund	1,880,750
5,000		iShares Goldman Sachs Natural Resources Index Fund	505,000

		TOTAL	3,498,550

COMMON STOCKS--(Continued)
		COMPUTER SERVICES--1.3%
65,000		First Data Corp., Class	$1,615,900
45,000		Paychex, Inc.	1,800,450

		TOTAL	3,416,350

		COMPUTER SOFTWARE--0.1%
10,000	(1)	Citrix Systems, Inc.	316,700

		COMPUTER--GRAPHICS--1.1%
100,000	(1)	NVIDIA Corp.	3,065,000

		COMPUTER--STORAGE DEVICES--0.6%
40,000	(1)	Sandisk Corp.	1,608,000

		COMPUTERS--0.6%
20,000	(1)	Apple, Inc.	1,714,600

		CONGLOMERATES--0.6%
20,000		3M Co.	1,486,000

		CONTAINERS--PAPER/PLASTIC--0.2%
10,000		Sealed Air Corp.	659,000

		DIVERSIFIED OPERATIONS--11.1%
550,000		General Electric Co.	19,827,500
110,000		Textron Inc.	10,248,700

		TOTAL	30,076,200

		DRUG MANUFACTURERS--MAJOR--0.4%
20,000		Novartis AG, ADR	1,153,800

		ELECTRONIC COMPONENTS--1.3%
260,000	(1)	EMC Corp. Mass	3,637,400

		ELECTRONIC COMPONENTS-- SEMICONDUCTOR--1.7%
65,000		Motorola, Inc.	1,290,250
105,000		Texas Instruments, Inc.	3,274,950

		TOTAL	4,565,200

		FINANCE--CONSUMER LOANS--1.5%
50,000		Capital One Financial Corp.	4,020,000

		FINANCE--MISC SERVICES--0.6%
50,000	(1)	NASDAQ Stock Market, Inc.	1,704,000

COMMON STOCKS--(Continued)
		FOOD--MAJOR DIVERSIFIED--2.1%
115,000		Kellogg Co.	$5,666,050

		FOOD ITEMS--WHOLESALE--0.1%
10,000		Sysco Corp.	345,500

		INDEPENDENT OIL & GAS--3.1%
75,000		Devon Energy Corp.	5,256,750
60,000		XTO Energy, Inc.	3,028,200

		TOTAL	8,284,950

		INSTRUMENTS--CONTROL--2.1%
125,000		Honeywell International, Inc.	5,711,250

		INSURANCE--BROKERS--0.3%
20,000		Willis Group Holdings Ltd.	817,200

		INSURANCE PROPERTY & CASUALTY--2.8%
125,000		Allstate Corp.	7,520,000

		INSURANCE--MULTI LINE--3.0%
85,000		Hartford Financial Services Group, Inc.	8,067,350

		MACHINERY--CONSTRUCTION & MINING--1.1%
45,000		Caterpillar, Inc.	2,883,150

		MACHINERY--FARM--0.9%
25,000		Deere & Co.	2,507,000

		MACHINERY--GENERAL--0.4%
15,000		Eaton Corp.	1,175,250

		MEDICAL--DRUGS--2.1%
7,000		Allergan, Inc.	816,970
100,000		Wyeth	4,941,000

		TOTAL	5,757,970

		MEDICAL INSTRUMENTS & SUPPLIES--1.0%
50,000		Medtronic, Inc.	2,672,500

		MEDICAL PRODUCTS & SUPPLY--0.3%
10,000		Johnson & Johnson	668,000

		MEDICAL--HMO--2.9%
100,000	(1)	Wellpoint, Inc.	7,838,000

COMMON STOCKS--(Continued)
		MINING--MISCELLANEOUS--0.2%
10,000		Peabody Energy Corp.	$408,300

		MONEY CENTER BANKS--2.0%
100,000		Citigroup, Inc.	5,513,000

		MULTIMEDIA--0.7%
55,000		Walt Disney Co.	1,934,350

		NETWORKING PRODUCTS--5.6%
570,000	(1)	Cisco Systems, Inc.	15,156,300

		OIL & GAS DRILLING--3.8%
110,000		ENSCO International, Inc.	5,595,700
90,000	(1)	Nabors Industries Ltd.	2,725,200
25,000	(1)	Transocean Sedco Forex, Inc.	1,934,250

		TOTAL	10,255,150

		OIL REFINING & MARKETING--2.2%
90,000		ConocoPhillips	5,976,900

		PRINTED CIRCUIT BOARDS--1.3%
150,000		Jabil Circuit, Inc.	3,598,500

		REGIONAL--PACIFIC BANKS--1.8%
57,000		Zions Bancorp	4,834,740

		RETAIL DISCOUNT--0.4%
20,000		Costco Wholesale Corp.	1,123,600

		RETAIL--CONSUMER ELECT--0.8%
45,000		Best Buy Co., Inc.	2,268,000

		RETAIL--DRUG STORE--2.9%
235,000		CVS Corp.	7,907,750

		RETAIL--ECOMMERCE--0.4%
30,000	(1)	eBay, Inc.	971,700

		RETAIL--MISCELLANEOUS--0.4%
40,000		Staples, Inc.	1,028,800

		RETAIL--REGIONAL DEPARTMENT--0.7%
25,000	(1)	Kohl’s Corp.	1,772,750

		RETAIL--RESTAURANTS--1.3%
100,000	(1)	Starbucks Corp.	3,494,000

Shares or Principal Amount			Value

COMMON STOCKS--(Continued)
		SEMICONDUCTOR EQUIPMENT & MATERIALS--0.3%
50,000		Applied Materials, Inc.	$886,500

		TELECOMMUNICATIONS EQUIPMENT--0.6%
30,000		Harris Corp.	1,524,600

		TRANSPORTATION--AIRLINE--0.9%
160,000		Southwest Airlines Co.	2,416,000

TOTAL COMMON STOCKS (identified cost $211,282,390)			243,825,510

(2)COMMERCIAL PAPER--8.5%
		ASSET BACKED--3.3%
$9,000,000		Market Street Funding Corp. LP-DIS, 5.32%, 2/16/2007	8,980,312

		DIVERSIFIED FINANCIAL SERVICES--5.2%
8,000,000		American Express Credit Corp. CP, 5.31%, 2/6/2007	7,994,178
6,000,000		General Electric Capital Corp. CP, 5.30%, 2/27/2007	5,977,337

		TOTAL	13,971,515

TOTAL COMMERCIAL PAPER (at amortized cost)			22,951,827

MUTUAL FUND--1.0%
2,714,447	(3)	Prime Obligations Fund, Institutional Service Shares (7 Day Net Yield 4.94%) (at net asset value)	2,714,447

TOTAL INVESTMENTS--99.8% (identified cost $236,948,664)(4)			269,491,784

OTHER ASSETS AND LIABILITIES--NET--0.2%			450,922

TOTAL NET ASSETS--100%			$269,942,706

(1) Non-income producing security.

(2) Each issue shows the rate of discount at the time of purchase for discount issues, or the coupon for interest bearing issues.

(3) Affiliated company.

(4) Also represents cost for federal tax purposes.

Note: The categories of investments are shown as a percentage of total net assets at January 31, 2007.

The following acronyms are used throughout this portfolio:

ADR	--American Depositary Receipt
CP	--Commercial Paper

See Notes which are an integral part of the Financial Statements

WESMARK BALANCED FUND

PORTFOLIO OF INVESTMENTS SUMMARY TABLE

January 31, 2007

At January 31, 2007, the fund’s portfolio composition(1) was as follows:

Percentage of Total Net Assets

Equity Securities	61.6%
Mortgage Backed Securities	11.8%
Government Agencies	11.7%
Commercial Paper	9.4%
Collateralized Mortgage Obligations	4.2%
Cash Equivalents(2)(3)	0.0%
Other Assets and Liabilities--Net(4)	1.3%

TOTAL PORTFOLIO VALUE	100%

(1) See the Fund’s Prospectus or Statement of Additional Information for a description of the types of securities in which the Fund invests.

(2) Cash Equivalents include any investments in money market mutual funds and/or overnight repurchase agreements.

(3) Represents less than 0.1%.

(4) Assets, other than investments in securities, less liabilities. See Statement of Assets and Liabilities.

WESMARK BALANCED FUND

PORTFOLIO OF INVESTMENTS

January 31, 2007

Shares			Value

COMMON STOCKS--59.8%
		ADVERTISING AGENCIES--1.3%
7,000		Omnicom Group, Inc.	$736,400

		AEROSPACE/DEFENSE--1.8%
7,000	(1)	BE Aerospace, Inc.	208,460
3,000		DRS Technologies, Inc.	166,200
4,500	(1)	MOOG, Inc., Class A	175,455
5,000		Precision Castparts Corp.	444,450

		TOTAL	994,565

		AGRICULTURAL--OPERATIONS--1.1%
11,000		Monsanto Co.	605,990

		AUTO MANUFACTURERS--MAJOR--0.6%
8,000		Honda Motor Co. Ltd., ADR	314,640

		BANKS--MAJOR REGIONAL--4.2%
10,000		Bank of America Corp.	525,800
17,500		Mellon Financial Corp.	747,950
30,000		Wells Fargo & Co.	1,077,600

		TOTAL	2,351,350

		BEVERAGES--SOFT--1.0%
12,000		Coca-Cola Co.	574,560

		BEVERAGES/ALCOHOL--0.4%
10,000	(1)	Constellation Brands, Inc., Class A	247,400

		BUILDING--HEAVY CONSTRUCTION--0.7%
4,000	(1)	Jacobs Engineering Group, Inc.	362,200

		CHEMICAL--SPECIALTY--0.5%
12,000	(1)	Corning, Inc.	250,080

		CHEMICALS--DIVERSIFIED--1.8%
5,000		BASF AG, ADR	483,850
12,000		Dow Chemical Co.	498,480

		TOTAL	982,330

		CLEANING PRODUCTS--1.8%
15,000		Procter & Gamble Co.	973,050

COMMON STOCKS--(Continued)
		CLOSED END FUNDS--2.0%
15,545		Adams Express Co.	$216,231
7,500		Vanguard Mid-Cap Vipers Fund	564,225
5,000		iShares Dow Jones US Healthcare Sector	341,850

		TOTAL	1,122,306

		COAL--0.5%
10,000		Arch Coal, Inc.	297,200

		COMPUTER SERVICES--0.6%
5,000		Paychex, Inc.	200,050
4,000	(1)	eFunds Corp.	106,880

		TOTAL	306,930

		COMPUTER--GRAPHICS--0.6%
10,000	(1)	NVIDIA Corp.	306,500

		COMPUTER--STORAGE DEVICES--0.9%
13,000	(1)	Sandisk Corp.	522,600

		COMPUTERS--0.9%
6,000	(1)	Apple, Inc.	514,380

		CONGLOMERATES--0.7%
5,000		3M Co.	371,500

		DIVERSIFIED OPERATIONS--6.1%
55,000		General Electric Co.	1,982,750
15,000		Textron Inc.	1,397,550

		TOTAL	3,380,300

		DRUG MANUFACTURERS--MAJOR--0.5%
5,000		Novartis AG, ADR	288,450

		ELECTRONIC COMPONENTS-- SEMICONDUCTOR--0.3%
10,000	(1)	Advanced Micro Devices, Inc.	155,500

		FINANCE--CONSUMER LOANS--1.9%
13,000		Capital One Financial Corp.	1,045,200

		FINANCE--INVESTMENT BANKER/BROKER--1.9%
5,000		Goldman Sachs Group, Inc.	1,060,800

		FINANCE--MISC SERVICES--0.2%
2,500	(1)	NASDAQ Stock Market, Inc.	85,200

COMMON STOCKS--(Continued)
		FOOD--MAJOR DIVERSIFIED--1.3%
15,000		Kellogg Co.	$739,050

		FOOD ITEMS--WHOLESALE--0.4%
6,000		Sysco Corp.	207,300

		INDEPENDENT OIL & GAS--2.4%
12,000		Devon Energy Corp.	841,080
10,000		XTO Energy, Inc.	504,700

		TOTAL	1,345,780

		INSTRUMENTS--CONTROL--1.6%
20,000		Honeywell International, Inc.	913,800

		INSURANCE--BROKERS--0.2%
2,500		Willis Group Holdings Ltd.	102,150

		INSURANCE PROPERTY & CASUALTY--0.7%
6,000		Allstate Corp.	360,960

		INSURANCE--MULTI LINE--1.7%
10,000		Hartford Financial Services Group, Inc.	949,100

		MACHINERY--CONSTRUCTION & MINING--1.2%
10,000		Caterpillar, Inc.	640,700

		MEDICAL--DRUGS--1.6%
2,000		Allergan, Inc.	233,420
13,000		Wyeth	642,330

		TOTAL	875,750

		MEDICAL APPLIANCES & EQUIPMENT--0.2%
3,000	(1)	Arthrocare Corp.	110,700

		MEDICAL INSTRUMENTS & SUPPLIES--1.4%
15,000		Medtronic, Inc.	801,750

		MEDICAL--HMO--2.0%
14,000	(1)	Wellpoint, Inc.	1,097,320

		MONEY CENTER BANKS--0.7%
7,500		Citigroup, Inc.	413,475

		MULTIMEDIA--0.8%
13,000		Walt Disney Co.	457,210

		NETWORKING PRODUCTS--1.9%
40,000	(1)	Cisco Systems, Inc.	1,063,600

COMMON STOCKS--(Continued)
		OIL & GAS DRILLING--1.3%
10,000		ENSCO International, Inc.	$508,700
3,000	(1)	Transocean Sedco Forex, Inc.	232,110

		TOTAL	740,810

		OIL FIELD SERVICES--0.3%
5,000	(1)	Pride International, Inc.	144,050

		OIL REFINING & MARKETING--1.0%
8,000		ConocoPhillips	531,280

		PRINTED CIRCUIT BOARDS--0.4%
10,000		Jabil Circuit, Inc.	239,900

		REGIONAL--PACIFIC BANKS--0.8%
5,500		Zions Bancorp	466,510

		RETAIL DISCOUNT--0.4%
4,000		Costco Wholesale Corp.	224,720

		RETAIL--CONSUMER ELECT--0.9%
10,000		Best Buy Co., Inc.	504,000

		RETAIL--DRUG STORE--0.9%
15,000		CVS Corp.	504,750

		RETAIL--ECOMMERCE--0.6%
10,000	(1)	eBay, Inc.	323,900

		RETAIL--RESTAURANTS--0.8%
12,000	(1)	Starbucks Corp.	419,280

		SEMICONDUCTOR--BROAD LINE--0.2%
7,000	(1)	Cypress Semiconductor Corp.	129,150

		TELECOMMUNICATIONS EQUIPMENT--0.4%
4,000		Harris Corp.	203,280

		TRANSPORTATION--AIRLINE--0.3%
12,000		Southwest Airlines Co.	181,200

		TRANSPORTATION--RAIL--0.2%
4,000		Greenbrier Cos., Inc.	115,480

		UTILITY--ELECTRIC POWER--0.9%
12,000		SCANA Corp.	488,640

TOTAL COMMON STOCKS (identified cost $28,090,382)			33,145,026

Shares or Principal Amount			Value
PREFERRED STOCKS--1.8%
		DIVERSIFIED FINANCIAL SERVICES--0.5%
10,000		General Electric Capital Corp., Pfd., $1.47, Annual Dividend	$248,200

		FINANCE--0.7%
15,000		Merrill Lynch & Co., Inc., Pfd., $1.56, Annual Dividend	395,400

		UTILITY--ELECTRIC POWER--0.6%
14,616		Tennessee Valley Authority, Pfd., Series D, $1.37, Annual Dividend	344,207

TOTAL PREFERRED STOCKS (identified cost $1,009,757)			987,807

COLLATERALIZED MORTGAGE OBLIGATIONS--4.2%
		FEDERAL HOME LOAN MORTGAGE CORP.--1.4%
$768,822		Federal Home Loan Mortgage Corp., Series 3042, Class DH, 5.00%, 4/15/2024	754,621

		FEDERAL NATIONAL MORTGAGE ASSOCIATION--2.8%
1,090,679		Federal National Mortgage Association, Series 2003-5, Class EL, 5.00%, 8/25/2022	1,059,308
500,000		Federal National Mortgage Association, Series 2003-58, Class AP, 4.50%, 2/25/2027	489,322

		TOTAL	1,548,630

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (identified cost $2,349,147)			2,303,251

(2)COMMERCIAL PAPER--9.4%
		ASSET BACKED--1.8%
1,000,000	(3)(4)	Market Street Funding Corp. CP ABS4-2, 5.32%, 2/23/2007	996,792

		DIVERSIFIED FINANCIAL SERVICES--5.8%
2,000,000		American Express Credit Corp. CP, 5.30%, 3/5/2007	1,990,702
1,200,000		General Electric Capital Services CP, 5.27%, 2/1/2007	1,200,000

		TOTAL	3,190,702

		FINANCE--CONSUMER LOANS--1.8%
1,000,000		American General Finance Corp. CP, 5.31%, 2/9/2007	998,836

TOTAL COMMERCIAL PAPER (at amortized cost)			5,186,330

Principal Amount			Value
MORTGAGE BACKED SECURITIES--11.8%
		FEDERAL HOME LOAN MORTGAGE CORP.--4.9%
$964,057		Federal Home Loan Mortgage Corp., Pool C90984, 6.00%, 8/1/2026	$972,974
94,888		Federal Home Loan Mortgage Corp., Pool E84004, 6.00%, 6/1/2016	96,255
802,668		Federal Home Loan Mortgage Corp., Pool G18048, 5.00%, 4/1/2020	786,439
850,370		Federal Home Loan Mortgage Corp., Pool G18083, 5.50%, 11/1/2020	847,340

		TOTAL	2,703,008

		FEDERAL NATIONAL MORTGAGE ASSOCIATION--6.9%
3,160,562		Federal National Mortgage Association, 5.50%, 11/1/2025	3,136,463
101,418		Federal National Mortgage Association, Pool 254629, 5.00%, 2/1/2010	100,161
598,745		Federal National Mortgage Association, Pool 254831, 5.00%, 8/1/2023	580,708

		TOTAL	3,817,332

TOTAL MORTGAGE BACKED SECURITIES (identified cost $6,581,202)			6,520,340

GOVERNMENT AGENCIES--11.7%
		FEDERAL HOME LOAN BANK--1.8%
1,000,000		Federal Home Loan Bank System, Bond, 4.785%, 8/26/2010	987,637

		FEDERAL HOME LOAN MORTGAGE CORP.--3.6%
1,000,000		Federal Home Loan Mortgage Corp., Note, 5.00%, 1/30/2014	992,968
1,000,000		Federal Home Loan Mortgage Corp., Unsecd. Note, 6.00%, 7/19/2016	1,015,691

		TOTAL	2,008,659

		FEDERAL NATIONAL MORTGAGE ASSOCIATION--6.3%
1,000,000		Federal National Mortgage Association, 5.50%, 10/3/2013	996,873
1,000,000		Federal National Mortgage Association, 5.65%, 9/12/2016	995,934
500,000		Federal National Mortgage Association, Note, 5.375%, 3/15/2010	500,427

Principal Amount or Shares			Value

GOVERNMENT AGENCIES--(Continued)
		FEDERAL NATIONAL MORTGAGE ASSOCIATION--(Continued)
$1,000,000		Federal National Mortgage Association, Note, 6.00%, 6/5/2013	$1,002,574

		TOTAL	3,495,808

TOTAL GOVERNMENT AGENCIES (identified cost $6,497,373)			6,492,104

MUTUAL FUND--0.0%
29,620	(5)	Prime Obligations Fund, Institutional Service Shares (7 Day Net Yield 4.94%) (at net asset value)	29,620

TOTAL INVESTMENTS--98.7% (identified cost $49,743,811)(6)			54,664,478

OTHER ASSETS AND LIABILITIES--NET--1.3%			708,308

TOTAL NET ASSETS--100%			$55,372,786

(1) Non-income producing security.

(2) Each issue shows the rate of discount at the time of purchase for discount issues, or the coupon for interest bearing issues.

(3) Denotes a restricted security that either: (a) cannot be offered for public sale without first being registered, or being able to take advantage of an exemption from registration, under the Securities Act of 1933; or (b) is subject to a contractual restriction on public sales. At January 31, 2007, this restricted security amounted to $996,792 which represented 1.8% of total net assets.

(4) Denotes a restricted security that may be resold without restriction to “qualified institutional buyers” as defined in Rule 144A under the Securities Act of 1933 and that the Fund has determined to be liquid under criteria established by the Fund’s Board of Trustees. At January 31, 2007, this liquid restricted security amounted to $996,792 which represented 1.8% of total net assets.

(5) Affiliated company.

(6) Also represents cost for federal tax purposes.

Note: The categories of investments are shown as a percentage of total net assets at January 31, 2007.

The following acronyms are used throughout this portfolio:

ADR	--American Depositary Receipt
CP	--Commercial Paper

See Notes which are an integral part of the Financial Statements

WESMARK GOVERNMENT BOND FUND

PORTFOLIO OF INVESTMENTS SUMMARY TABLE

January 31, 2007

At January 31, 2007, the fund’s portfolio composition(1) was as follows:

Percentage of Total Net Assets

Mortgage Backed Securities	54.4%
Collateralized Mortgage Obligations	33.3%
Government Agencies	14.0%
Preferred Stocks	0.5%
Cash Equivalents(2)	0.3%
Other Assets and Liabilities--Net(3)	(2.5)%

TOTAL	100%

(1) See the Fund’s Prospectus or Statement of Additional Information for a description of the types of securities in which the Fund invests.

(2) Cash Equivalents include any investments in money market mutual funds and/or overnight repurchase agreements.

(3) Assets, other than investments in securities, less liabilities. See Statement of Assets and Liabilities.

WESMARK GOVERNMENT BOND FUND

PORTFOLIO OF INVESTMENTS

January 31, 2007

Principal Amount			Value

COLLATERALIZED MORTGAGE OBLIGATIONS--33.3%
		FEDERAL HOME LOAN MORTGAGE CORP.--18.3%
$4,749,636		Federal Home Loan Mortgage Corp., REMIC, Series 2651 Class JB, 5.000%, 1/15/2018	$4,672,414
8,196,195		Federal Home Loan Mortgage Corp., REMIC, Series 3005 Class EG, 5.000%, 8/15/2021	8,023,341
5,381,757		Federal Home Loan Mortgage Corp., REMIC, Series 3042 Class DH, 5.000%, 4/15/2024	5,282,349
7,843,090		Federal Home Loan Mortgage Corp., REMIC, Series 3044 Class HN, 5.000%, 1/15/2024	7,698,042
4,354,220		Federal Home Loan Mortgage Corp., REMIC, Series 3051 Class MC, 5.000%, 10/15/2024	4,242,669
5,330,280		Federal Home Loan Mortgage Corp., REMIC, Series 3197 Class AB, 5.500%, 8/15/2013	5,295,610

		TOTAL	35,214,425

		FEDERAL NATIONAL MORTGAGE ASSOCIATION--13.0%
5,421,986		Federal National Mortgage Association, REMIC, Series 0538D-Class CD, 5.000%, 6/25/2019	5,333,486
4,952,759		Federal National Mortgage Association, REMIC, Series 2003-23-Class EN, 4.000%, 10/25/2022	4,646,615
4,726,277		Federal National Mortgage Association, REMIC, Series 2003-5-Class EL, 5.000%, 8/25/2022	4,590,337
4,136,155		Federal National Mortgage Association, REMIC, Series 2005-43-Class PB, 5.000%, 2/25/2034	4,031,430
6,583,268		Federal National Mortgage Association, REMIC, Series 2005-8-Class EA, 5.000%, 7/25/2019	6,489,965

		TOTAL	25,091,833

		GOVERNMENT NATIONAL MORTGAGE ASSOCIATION--2.0%
4,102,863		Government National Mortgage Association, REMIC, Series 2005-49-Class A, 4.500%, 6/20/2033	3,945,170

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (identified cost $65,170,301)			64,251,428

GOVERNMENT AGENCIES--14.0%
		FEDERAL HOME LOAN BANK--8.8%
$5,000,000	(1)	Federal Home Loan Bank System, 5.2029%, 2/1/2007	$5,000,000
5,000,000	(1)	Federal Home Loan Bank System, 5.1702%, 2/12/2007	4,992,224
7,000,000	(1)	Federal Home Loan Bank System, 5.1717%, 2/15/2007	6,986,144

		TOTAL	16,978,368

		FEDERAL NATIONAL MORTGAGE ASSOCIATION--5.2%
5,207,000		Federal National Mortgage Association, 5.030%, 8/23/2013	5,085,519
5,000,000		Federal National Mortgage Association, 5.340%, 2/22/2011	4,985,224

		TOTAL	10,070,743

TOTAL GOVERNMENT AGENCIES (identified cost $27,077,042)			27,049,111

MORTGAGE BACKED SECURITIES--54.4%
		FEDERAL HOME LOAN MORTGAGE CORP.--9.1%
4,082,211		Federal Home Loan Mortgage Corp., 5.000%, 1/1/2024	3,963,062
3,927,117		Federal Home Loan Mortgage Corp., 5.000%, 1/15/2019	3,871,107
9,858,279		Federal Home Loan Mortgage Corp., 5.500%, 10/1/2026	9,770,786

		TOTAL	17,604,955

		FEDERAL NATIONAL MORTGAGE ASSOCIATION--45.3%
2,262,347		Federal National Mortgage Association, 5.000%, 7/1/2023	2,194,195
3,793,969		Federal National Mortgage Association, 5.000%, 1/1/2025	3,678,490
4,968,715		Federal National Mortgage Association, 5.500%, 8/1/2025	4,930,828
11,186,059		Federal National Mortgage Association, 5.500%, 11/1/2025	11,100,765
15,802,810		Federal National Mortgage Association, 5.500%, 12/1/2025	15,682,313
2,817,664		Federal National Mortgage Association, 5.500%, 4/1/2026	2,792,658
6,984,032		Federal National Mortgage Association, 5.500%, 4/1/2026	6,922,049
7,685,785		Federal National Mortgage Association, 5.500%, 6/1/2026	7,617,574
9,809,119		Federal National Mortgage Association, 5.500%, 9/1/2026	9,722,063
4,979,019		Federal National Mortgage Association, 5.500%, 1/1/2027	4,934,830
5,193,129		Federal National Mortgage Association, 6.000%, 1/1/2026	5,241,246
9,454,893		Federal National Mortgage Association, 6.000%, 6/1/2026	9,537,328
2,855,254		Federal National Mortgage Association, 6.000%, 7/1/2026	2,880,149

		TOTAL	87,234,488

TOTAL MORTGAGE BACKED SECURITIES (identified cost $105,206,894)			104,839,443

Shares			Value

PREFERRED STOCKS--0.5%
		UTILITY--ELECTRIC POWER--0.5%
40,000		Tennessee Valley Authority, 6/1/2028, Pfd., $1.37, Annual Dividend (identified cost $1,020,831)	$942,000

MUTUAL FUND--0.3%
611,883	(2)	Prime Obligations Fund, Institutional Service Shares (7 Day Net Yield 4.94%) (at net asset value)	611,883

TOTAL INVESTMENTS--102.5% (identified cost $199,086,951)(3)			197,693,865

OTHER ASSETS AND LIABILITIES--NET--(2.5)%			(4,776,048)

TOTAL NET ASSETS--100%			$192,917,817

(1) Each issue shows the rate of discount at the time of purchase for discount issues, or the coupon for interest bearing issues.

(2) Affiliated company.

(3) The cost of investments for federal tax purposes amounts to $199,090,767.

Note: The categories of investments are shown as a percentage of total net assets at January 31, 2007.

The following acronym is used throughout this portfolio:

REMIC	--Real Estate Mortgage Investment Conduit

See Notes which are an integral part of the Financial Statements

WESMARK WEST VIRGINIA MUNICIPAL BOND FUND

PORTFOLIO OF INVESTMENTS SUMMARY TABLE

January 31, 2007

At January 31, 2007, the fund’s portfolio composition(1) was as follows:

		Percentage of Total Net Assets

Long-Term Municipals(1)		98.8%
Cash Equivalents(2)		0.2%
Other Assets and Liabilities--Net(3)		1.0%

TOTAL PORTFOLIO VALUE		100%

Years to Maturity	Percentage of Total Net Assets

1-3 Years	22.6%
3-5 Years	37.8%
5-10 Years	29.3%
10 Years or Greater	9.1%
Cash Equivalents(2)	0.2%
Other Assets and Liabilities--Net(3)	1.0%

TOTAL	100%

S&P Ratings as Percentage of Total Net Assets(4)		Moody’s Ratings as Percentage of Total Net Assets(4)

AAA	60.2%	Aaa	70.2%
AA	5.2%	A	8.8%
A	3.9%	Baa	2.0%
BBB	2.0%	B	0.0%
Not Rated by S&P	27.5%	Not Rated by Moody’s	17.8%

TOTAL	98.8%		98.8%

TOTAL FIXED INCOME PORTFOLIO VALUE				98.8%

Cash Equivalents(2)				0.2%

Other Assets and Liabilities--Net(3)				1.0%

TOTAL PORTFOLIO VALUE				100%

(1) See the Fund’s Prospectus or Statement of Additional Information for a description of the types of securities in which the Fund invests.

(2) Cash Equivalents includes any investments in money market mutual funds.

(3) Assets, other than investments in securities, less liabilities. See Statement of Assets and Liabilities.

(4) These tables depict the long-term credit-quality ratings assigned to the Fund’s portfolio holdings by Standard & Poor’s (S&P) and Moody’s Investors Service (Moody’s), each of which is a Nationally Recognized Statistical Rating Organization (NRSRO). These credit-quality ratings are shown without regard to gradations within a given rating category. For example, securities rated “A-” have been included in the “A” rated category. Rated securities that have been prerefunded, but not rated again by the NRSRO, have been included in the “Not rated by…” category.

Rated securities include a security with an obligor and/or credit enhancer that has received a rating from an NRSRO with respect to a class of debt obligations that is comparable in priority and security with the security held by the Fund. Credit-quality ratings are an assessment of the risk that a security will default in payment and do not address other risks presented by the security. Please see the descriptions of credit-quality ratings in the Fund’s Statement of Additional Information.

Holdings that are rated only by a different NRSRO than the one identified have been included in the “Not rated by…” category. Of the portfolio’s total investments, 5.2% do not have long-term ratings by either of these NRSROs.

WESMARK WEST VIRGINIA MUNICIPAL BOND FUND

PORTFOLIO OF INVESTMENTS

January 31, 2007

Principal Amount			Value

MUNICIPAL BONDS--98.8%
		ARKANSAS--0.7%
$500,000		Conway, AR, Public Facilities Board Capital Improvements, Refunding Revenue Bonds Hendrix College Project (Series B), 4.75% (Original Issue Yield: 4.85%), 10/1/2030	$503,300

		PENNSYLVANIA--0.5%
375,000		Pennsylvania State Higher Education Facilities Authority, 5.00%, 11/1/2011	377,347

		WEST VIRGINIA--97.6%
200,000		Berkeley County, WV, Board of Education, 2.40%, 6/1/2008	195,020
1,000,000		Berkeley County, WV, Board of Education, 4.50% (FGIC INS)/(Original Issue Yield: 4.65%), 5/1/2014	1,035,640
825,000		Berkeley County, WV, Building Commission Lease, Judicial Center Project-(Series A), 4.70% (MBIA Insurance Corp. INS), 12/1/2024	861,300
230,000		Berkeley County, WV, Public Service Sewer District, (Series A) Refunding Revenue Bonds, 4.35%, 10/1/2019	229,878
240,000		Berkeley County, WV, Public Service Sewer District, (Series A) Refunding Revenue Bonds, 4.40%, 10/1/2020	239,621
400,000		Berkeley County, WV, Public Service Sewer District, (Series A) Refunding Revenue Bonds, 4.65%, 10/1/2025	400,980
135,000		Berkeley County, WV, Public Service Sewer District, (Series B) Refunding Revenue Bonds, 4.80%, 10/1/2025	135,636
140,000		Buckhannon West Virginia College Facility, Refunding Revenue Bonds, 4.45%, 8/1/2007	140,258
355,000		Charles Town, WV, Revenue Refunding Bonds, 5.00% (Original Issue Yield: 5.15%), 10/1/2013	366,364
340,000		Charles Town, WV, Revenue Refunding Bonds, 5.00%, 10/1/2012	351,237
500,000		Charleston, WV, Civic Center Revenue, Improvements, 6.25%, 12/1/2015	527,220
1,200,000		Charleston, WV, Urban Renewal Authority, Refunding Revenue Bonds, 5.30% (FSA INS)/(Original Issue Yield: 5.274%), 12/15/2022	1,275,564
MUNICIPAL BONDS--(Continued)
		WEST VIRGINIA--(Continued)
$1,240,000		Charleston, WV, GO UT, 7.20%, 10/1/2008	$1,307,555
1,000,000		Clarksburg, WV, Revenue Bonds, 5.25% (FGIC INS), 9/1/2019	1,073,870
1,460,000		Fairmont, WV, State College, Revenue Bonds (Series A), 5.00% (FGIC INS 6/1/2013@100), 6/1/2032	1,525,934
500,000		Fairmont, WV, Waterworks, (Series 1999), 5.25% (AMBAC INS), 7/1/2017	522,000
1,235,000		Fairmont, WV, Waterworks, Water Utility Improvement Revenue Bonds, 5.00% (AMBAC INS), 7/1/2019	1,281,362
1,240,000		Grant County, WV, County Commission, Refunding Revenue Bonds, 5.35% (Original Issue Yield: 5.349%), 10/1/2019	1,266,201
680,000		Harrison County, WV, Building Commission, Health, Hospital, Nursing Home Improvements Revenue Bonds, 5.15% (AMBAC INS)/(Original Issue Yield: 5.32%), 4/1/2018	704,432
420,000		Jackson County, WV, Revenue Bonds, 7.375% (U.S. Government GTD), 6/1/2010	465,801
1,035,000		Jefferson County, WV, Board of Education, GO UT, 5.20% (Original Issue Yield: 5.10%), 7/1/2007	1,041,541
1,055,000		Kanawha County, WV, Building Community, Judicial Annes Lease--(Series A), 5.00%, 12/1/2018	1,085,479
155,000		Logan County, WV, Revenue Bonds, 8.00% (Logan County Health Care Center Ltd. Partnership Project)/(U.S. Government GTD), 12/1/2009	165,535
1,085,000		Monongalia County, WV, Board of Education, GO UT, 6.00% (MBIA Insurance Corp. INS)/(Original Issue Yield: 3.81%), 5/1/2010	1,157,771
1,135,000		Monongalia County, WV, Board of Education, GO UT, 6.00%, 5/1/2011	1,231,373
525,000		Monongalia County, WV, Building Commission, Revenue Bonds (Series A), 5.25%, 7/1/2035	544,861
1,000,000		Monongalia County, WV, Building Commission, Revenue Bonds, 5.25%, 7/1/2020	1,049,170
350,000		Ohio County, WV, Board of Education, GO UT, 5.00% (MBIA Insurance Corp. INS)/(Original Issue Yield: 5.25%), 6/1/2013	362,190
MUNICIPAL BONDS--(Continued)
		WEST VIRGINIA--(Continued)
$785,000		Ohio County, WV, Board of Education, GO UT Refunding Bonds, 5.125% (MBIA Insurance Corp. INS)/(Original Issue Yield: 5.375%), 6/1/2018	$812,820
1,000,000		Ohio County, WV, Board of Education, GO UT, 5.00% (Original Issue Yield: 5.25%), 6/1/2013	1,032,700
635,000		Ohio County, WV, Board of Education, GO UT, 5.00% (MBIA Insurance Corp. INS), 6/1/2007	637,623
500,000		Parkersburg, WV, Waterworks & Sewer Systems, Refunding Revenue Bonds (Series A), 4.50% (FGIC LOC 8/1/2015@100), 8/1/2022	505,460
500,000		Parkersburg, WV, Waterworks & Sewer Systems, Refunding Revenue Bonds (Series A), 5.00%, 8/1/2019	532,355
1,155,000		Pleasants County, WV, PCR, (Refunding Revenue Bonds), 5.30%, 12/1/2008	1,155,705
1,795,000		Raleigh, Fayette & Nicholas Counties, WV, Refunding Bonds, 6.25% (U.S. Government GTD)/(Original Issue Yield: 6.60%), 8/1/2011	1,949,675
1,310,000		Randolph County, WV, Refunding Revenue Bonds, 5.20% (Davis Health Systems, Inc.)/(FSA INS), 11/1/2015	1,401,150
500,000		South Charleston, WV, Revenue Bonds, 5.50% (MBIA Insurance Corp. INS), 10/1/2009	500,000
430,000		West Liberty State College, WV, 4.70%, 6/1/2012	436,437
965,000		West Liberty State College, WV, 4.80%, 6/1/2012	980,411
570,000		West Virginia EDA, (Series A), 5.00% (Original Issue Yield: 4.25%), 3/1/2019	595,998
580,000		West Virginia EDA, 4.75%, 11/1/2012	607,121
1,000,000		West Virginia EDA, 5.00% (AMBAC INS)/(Original Issue Yield: 5.09%), 7/15/2022	1,045,570
920,000		West Virginia EDA, Revenue Bonds, 4.50% (Original Issue Yield: 4.66%), 6/1/2020	924,720
860,000		West Virginia EDA, Revenue Bonds, 4.75%, 6/1/2022	878,051
1,000,000		West Virginia EDA, Revenue Bonds, 5.50% (MBIA Insurance Corp. INS), 6/1/2016	1,085,760
MUNICIPAL BONDS--(Continued)
		WEST VIRGINIA--(Continued)
$2,315,000		West Virginia Higher Education, Revenue Bonds (Series B), 5.00%, 4/1/2018	$2,468,276
2,000,000		West Virginia Higher Education, Revenue Bonds, 5.00% (MBIA Insurance Corp. INS), 4/1/2012	2,109,600
2,000,000		West Virginia School Building Authority, 5.25% (MBIA Insurance Corp. INS), 7/1/2012	2,140,200
1,050,000		West Virginia State Building Commission Lease, (Series A), 5.50% (MBIA Insurance Corp. INS)/(Original Issue Yield: 5.20%), 7/1/2007	1,057,875
1,000,000		West Virginia State Building Commission Lease, Refunding Revenue Bonds, (Series A), 5.25% (AMBAC INS), 7/1/2012	1,067,070
1,500,000		West Virginia State Building Commission Lease, Refunding Revenue Bonds, 5.375% (AMBAC INS)/(Original Issue Yield: 5.04%), 7/1/2021	1,688,235
500,000		West Virginia State Hospital Finance Authority, (Series A), 3.50% (West Virginia University Hospital, Inc.)/(Original Issue Yield: 3.62%), 6/1/2010	493,710
605,000		West Virginia State Hospital Finance Authority, Prerefunded Revenue Bonds, 6.75% (Charleston Area Medical Center)/(U.S. Government GTD)/(Original Issue Yield: 6.89%), 9/1/2022	668,991
1,070,000		West Virginia State Hospital Finance Authority, Refunding Revenue Bonds, 5.50% (West Virginia Veterans Nursing Home), 3/1/2019	1,122,665
300,000		West Virginia State Hospital Finance Authority, Revenue Bonds (Series A), 4.50% (Original Issue Yield: 4.68%), 6/1/2026	300,552
1,000,000		West Virginia State Housing Development Fund, (Series A), 5.05%, 11/1/2014	1,025,290
900,000		West Virginia State Housing Development Fund, (Series A0), 4.90% (Original Issue Yield: 4.899%), 11/1/2014	924,552
1,000,000		West Virginia State Housing Development Fund, Revenue Refunding Bonds (Series A), 5.10%, 11/1/2015	1,025,360
720,000		West Virginia State, Revenue Bonds (Series A), 5.00% (Marshall University)/(Original Issue Yield: 5.17%), 5/1/2020	749,124
1,250,000		West Virginia State, Revenue Bonds (Series A), 5.00% (Marshall University)/(Original Issue Yield: 5.19%), 5/1/2021	1,300,562
MUNICIPAL BONDS--(Continued)
		WEST VIRGINIA--(Continued)
$1,000,000		West Virginia University, (Series A), 5.50% (MBIA Insurance Corp. INS)/(Original Issue Yield: 5.08%), 4/1/2016	$1,118,180
1,000,000		West Virginia University, 5.00% (FGIC INS), 10/1/2034	1,048,910
500,000		West Virginia University, Refunding Revenue Bonds, 5.00% (AMBAC INS)/(Original Issue Yield: 5.22%), 5/1/2017	512,895
1,000,000		West Virginia University, Revenue Bonds (Series B), 5.00% (AMBAC INS)/(Original Issue Yield: 5.19%), 5/1/2015	1,025,790
2,000,000		West Virginia Water Development Authority, (Series A), 4.40% (AMBAC INS)/(Original Issue Yield: 4.47%), 10/1/2018	2,039,040
400,000		West Virginia Water Development Authority, (Series A), 5.375% (FSA INS)/(Original Issue Yield: 5.40%), 10/1/2015	421,984
985,000		West Virginia Water Development Authority, (Series A), 5.50% (FSA INS)/(Original Issue Yield: 5.65%), 10/1/2020	1,043,312
1,000,000		West Virginia Water Development Authority, Refunding Revenue Bonds (Series B), 5.00% (AMBAC INS)/(Original Issue Yield: 5.03%), 11/1/2029	1,053,950
900,000		West Virginia Water Development Authority, Refunding Revenue Bonds (Series C-II), 4.25% (Original Issue Yield: 4.40%), 11/1/2026	879,354
1,000,000		West Virginia Water Development Authority, Refunding Revenue Bonds (Series A-II), 5.00%, 11/1/2025	1,059,890
1,000,000		West Virginia Water Development Authority, Revenue Bonds (Series B-IV), 5.125%, 11/1/2024	1,071,320
650,000		West Virginia Water Development Authority, Revenue Bonds Loan Program IV (Series B-IV), 4.75% (Original Issue Yield: 4.80%), 11/1/2035	664,203
500,000		West Virginia Water Development Authority, Revenue Bonds (Series A), 5.00% (FSA INS), 11/1/2019	534,940
500,000		Wheeling, WV, Waterworks & Sewer Systems, (Series A) Revenue Bonds, 4.25% (FSA LOC 6/1/2016@100)/(Original Issue Yield: 4.38%), 6/1/2026	488,685
500,000		Wheeling, WV, Waterworks & Sewer Systems, (Series A) Revenue Bonds, 4.75% (FSA LOC 6/1/2016@100), 6/1/2036	512,285

Principal Amount or Shares			Value

MUNICIPAL BONDS--(Continued)
		WEST VIRGINIA--(Continued)
$1,000,000		Wood County, WV, Board of Education, GO UT, 4.00% (FSA INS), 5/1/2011	$1,008,320

		TOTAL	68,250,469

TOTAL MUNICIPAL BONDS (identified cost $67,438,571)			69,131,116

MUTUAL FUND--0.2%
143,812	(1)	Prime Obligations Fund, Institutional Service Shares (7 Day Net Yield 4.94%) (at net asset value)	143,812

TOTAL INVESTMENTS--99.0% (identified cost $67,582,383)(2)			69,274,928

OTHER ASSETS AND LIABILITIES--NET--1.0%			679,182

TOTAL NET ASSETS--100%			$69,954,110

At January 31, 2007, the Fund holds no securities that are subject to federal alternative minimum tax.

(1) Affiliated company.

(2) The cost of investments for federal tax purposes amounts to $67,499,117.

Note: The categories of investments are shown as a percentage of total net assets at January 31, 2007.

The following acronyms are used throughout this portfolio:

AMBAC	--American Municipal Bond Assurance Corporation
EDA	--Economic Development Authority
FGIC	--Financial Guaranty Insurance Company
FSA	--Financial Security Assurance
GO	--General Obligation
GTD	--Guaranteed
INS	--Insured
LOC	--Letter of Credit
PCR	--Pollution Control Revenue
UT	--Unlimited Tax

See Notes which are an integral part of the Financial Statements

WESMARK FUNDS

STATEMENTS OF ASSETS AND LIABILITIES

January 31, 2007

	WesMark Small Company Growth Fund	WesMark Growth Fund	WesMark Balanced Fund	WesMark Government Bond Fund	WesMark West Virginia Municipal Bond Fund

Assets:
Total investments in securities, at value (a)	$39,241,111	$269,491,784	$54,664,478	$197,693,865	$69,274,928
Cash	4,095	--	--	--	--
Receivable for:
Income	4,699	193,901	155,252	944,394	836,197
Investments sold	--	2,780,100	748,857	--	--
Fund shares sold	32,501	48,522	129	25,423	101,000
Prepaid expense	7,620	14,381	5,476	9,891	3,716

Total assets	39,290,026	272,528,688	55,574,192	198,673,573	70,215,841

Liabilities:
Payable for:
Investments purchased	348,730	2,179,541	120,208	4,923,496	--
Fund shares redeemed	6,598	270,544	24,079	187,338	30,000
Income distribution payable	--	--	--	542,662	174,214
Custodian fees (Note 5)	--	296	--	--	12
Transfer and dividend disbursing agent fees and expenses	9,651	18,144	11,065	10,026	8,114
Auditing fees	11,915	22,830	12,810	19,063	13,670
Legal fees	1,988	1,989	1,989	1,921	1,987
Portfolio accounting fees	3,873	23,239	5,540	17,385	7,835
Shareholder services fee (Note 5)	4,912	57,365	11,822	41,036	14,961
Share registration fees	5,826	12,034	13,893	12,829	10,938

Total liabilities	393,493	2,585,982	201,406	5,755,756	261,731

Net Assets Consist of:
Paid-in capital	34,294,978	235,101,937	51,245,977	196,308,848	68,204,446
Net unrealized appreciation (depreciation) of investments	3,810,200	32,543,120	4,920,667	(1,393,086)	1,692,545
Accumulated net realized gain (loss) on investments	791,353	1,736,425	(810,552)	(2,059,481)	57,078
Accumulated net investment income	2	561,224	16,694	61,536	41

Total Net Assets	$38,896,533	$269,942,706	$55,372,786	$192,917,817	$69,954,110

Shares Outstanding, No Par Value, Unlimited Shares Authorized	4,151,841	19,504,538	5,555,866	19,947,749	6,761,986

Net Asset Value, Offering Price and Redemption Proceeds Per Share	$9.37	$13.84	$9.97	$9.67	$10.35

Investments, at identified cost	$35,430,911	$236,948,664	$49,743,811	$199,086,951	$67,582,383

(a) Including $219,355, $2,714,447, $29,620, $611,883 and $143,812, respectively, of investments in affiliated issuers (Note 5).

See Notes which are an integral part of the Financial Statements

WESMARK FUNDS

STATEMENTS OF OPERATIONS

Year Ended January 31, 2007

	WesMark Small Company Growth Fund	WesMark Growth Fund	WesMark Balanced Fund	WesMark Government Bond Fund	WesMark West Virginia Municipal Bond Fund

Investment Income:
Dividends (a)	$215,662	$3,909,581 (b)	$642,448 (c)	$302,312	$46,390
Interest	220,529	745,006	930,879	9,772,387	3,134,736

Total income	436,191	4,654,587	1,573,327	10,074,699	3,181,126

Expenses:
Investment adviser fee (Note 5)	266,010	1,998,856	404,645	1,146,756	430,747
Administrative personnel and services fee (Note 5)	75,000	347,252	75,000	249,043	93,549
Custodian fees (Note 5)	12,591	40,401	14,148	26,355	13,408
Transfer and dividend disbursing agent fees and expenses	27,120	45,287	30,074	29,196	23,611
Directors’/Trustees’ fees	14,063	14,033	14,153	14,109	14,179
Auditing fees	14,914	26,293	16,013	22,418	16,946
Legal fees	9,309	5,838	9,443	9,523	11,312
Portfolio accounting fees	23,188	138,650	34,721	104,557	51,181
Shareholder services fee (Note 5)	88,829	665,906	134,696	477,959	179,398
Share registration costs	14,927	15,519	18,739	19,230	14,713
Printing and postage	9,023	25,037	10,956	9,684	7,980
Insurance premiums	7,361	19,010	8,666	15,672	9,699
Miscellaneous	2,172	1,780	2,650	2,844	1,812

Total expenses	564,507	3,343,862	773,904	2,127,346	868,535

Waivers (Note 5):
Waiver of investment adviser fee	(5,301)	(31,853)	(11,678)	(13,765)	(71,791)
Waiver of administrative personnel and services fee	(28,801)	--	(4,708)	--	--
Waiver of shareholder services fee	(35,468)	--	--	--	--

Total waivers	(69,570)	(31,853)	(16,386)	(13,765)	(71,791)

Net expenses	494,937	3,312,009	757,518	2,113,581	796,744

Net investment income (loss)	(58,746)	1,342,578	815,809	7,961,118	2,384,382

Realized and Unrealized Gain (Loss) on Investments:
Net realized gain (loss) on investments	1,569,108	9,812,366	2,941,981	(1,154,073)	4,634
Net change in unrealized appreciation/depreciation of investments	218,749	3,077,454	(206,162)	637,970	(286,364)

Net realized and unrealized gain (loss) on investments	1,787,857	12,889,820	2,735,819	(516,103)	(281,730)

Change in net assets resulting from operations	$1,729,111	$14,232,398	$3,551,628	$7,445,015	$2,102,652

(a) Including $35,654, $203,475, $77,263, $112,524 and $46,390 received from affiliated issuers, respectively (Note 5).

(b) Net of foreign taxes withheld of $23,772.

(c) Net of foreign taxes withheld of $2,241.

See Notes which are an integral part of the Financial Statements

WESMARK FUNDS

STATEMENTS OF CHANGES IN NET ASSETS

	WesMark Small Company Growth Fund		WesMark Growth Fund		WesMark Balanced Fund

	Year Ended January 31, 2007	Year Ended January 31, 2006	Year Ended January 31, 2007	Year Ended January 31, 2006	Year Ended January 31, 2007	Year Ended January 31, 2006

Increase (Decrease) in Net Assets:
Operations--
Net investment income (loss)	$(58,746)	$(211,737)	$1,342,578	$200,336	$815,809	$687,880
Net realized gain on investments	1,569,108	3,498,690	9,812,366	7,836,120	2,941,981	1,939,486
Net change in unrealized appreciation/depreciation of investments	218,749	2,591,639	3,077,454	21,502,879	(206,162)	1,542,897

Change in net assets resulting from operations	1,729,111	5,878,592	14,232,398	29,539,335	3,551,628	4,170,263

Distributions to Shareholders--
Distributions from net investment income	--	--	(884,354)	(97,191)	(795,620)	(670,136)
Distributions from net realized gain on investments	--	--	(13,589,781)	--	--	--

Change in net assets from distributions to shareholders	--	--	(14,474,135)	(97,191)	(795,620)	(670,136)

Share Transactions--
Proceeds from sale of shares	10,931,869	6,194,252	22,961,443	24,990,622	7,015,390	4,610,991
Net asset value of shares issued to shareholders in payment of distributions declared	--	--	7,199,677	48,591	212,995	212,093
Cost of shares redeemed	(4,256,405)	(3,113,068)	(29,552,068)	(34,553,361)	(8,135,332)	(12,322,567)

Change in net assets from share transactions	6,675,464	3,081,184	609,052	(9,514,148)	(906,947)	(7,499,483)

Change in net assets	8,404,575	8,959,776	367,315	19,927,996	1,849,061	(3,999,356)
Net Assets:
Beginning of period	30,491,958	21,532,182	269,575,391	249,647,395	53,523,725	57,523,081

End of period	38,896,533	30,491,958	269,942,706	269,575,391	55,372,786	53,523,725

Accumulated net investment income (loss) included in net assets at end of period	$2	$(5)	$561,224	$103,225	$16,694	$3,924

See Notes which are an integral part of the Financial Statements

WESMARK FUNDS

STATEMENTS OF CHANGES IN NET ASSETS

	WesMark Government Bond Fund		WesMark West Virginia Municipal Bond Fund

	Year Ended January 31, 2007	Year Ended January 31, 2006	Year Ended January 31, 2007	Year Ended January 31, 2006

Increase (Decrease) in Net Assets:
Operations--
Net investment income	$7,961,118	$6,552,844	$2,384,382	$2,262,422
Net realized gain (loss) on investments	(1,154,073)	(905,408)	4,634	(10,688)
Net change in unrealized appreciation/depreciation of investments	637,970	(3,863,322)	(286,364)	(1,315,868)

Change in net assets resulting from operations	7,445,015	1,784,114	2,102,652	935,866

Distributions to Shareholders--
Distributions from net investment income	(7,938,340)	(6,540,931)	(2,371,423)	(2,248,293)
Distributions from net realized gain on investments	--	(246,106)	--	(40,694)

Change in net assets from distributions to shareholders	(7,938,340)	(6,787,037)	(2,371,423)	(2,288,987)

Share Transactions--
Proceeds from sale of shares	16,001,877	21,085,545	5,044,020	6,984,763
Net asset value of shares issued to shareholders in payment of distributions declared	1,850,988	1,812,247	211,426	200,578
Cost of shares redeemed	(16,876,793)	(15,584,742)	(7,857,155)	(7,703,709)

Change in net assets from share transactions	976,072	7,313,050	(2,601,709)	(518,368)

Change in net assets	482,747	2,310,127	(2,870,480)	(1,871,489)
Net Assets:
Beginning of period	192,435,070	190,124,943	72,824,590	74,696,079

End of period	192,917,817	192,435,070	69,954,110	72,824,590

Undistributed net investment income (distributions in excess of net investment income) included in net assets at end of period	$61,536	$38,758	$41	$(1,276)

See Notes which are an integral part of the Financial Statements

WESMARK FUNDS

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout the period)

Year Ended January 31,	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Distributions from Net Investment Income	Distributions from Net Realized Gain on Investments	Total Distributions

WesMark Small Company Growth Fund
2003	$6.90	(0.05)(d)(e)	(2.10)	(2.15)	--	--	--
2004	$4.75	(0.08)(d)(e)	2.81	2.73	--	--	--
2005	$7.48	(0.06)(d)	(0.23)	(0.29)	--	--	--
2006	$7.19	(0.06)(d)	1.83	1.77	--	--	--
2007(a)	$8.96	--	0.41	0.41	--	--	--
WesMark Growth Fund
2003	$11.91	0.02	(2.69)	(2.67)	(0.01)	--	(0.01)
2004	$9.23	0.01	3.59	3.60	(0.02)	--	(0.02)
2005	$12.81	0.09	(0.42)	(0.33)	(0.11)	--	(0.11)
2006	$12.37	0.01	1.48	1.49	(0.01)	--	(0.01)
2007(a)	$13.85	0.07	0.67	0.74	(0.05)	(0.70)	(0.75)
WesMark Balanced Fund
2003	$9.35	0.17	(1.73)	(1.56)	(0.18)	--	(0.18)
2004	$7.61	0.14	1.49	1.63	(0.14)	--	(0.14)
2005	$9.10	0.18	(0.23)	(0.05)	(0.18)	--	(0.18)
2006	$8.87	0.11	0.60	0.71	(0.11)	--	(0.11)
2007(a)	$9.47	0.14	0.50	0.64	(0.14)	--	(0.14)
WesMark Government Bond Fund
2003	$9.95	0.39	0.03	0.42	(0.39)	--	(0.39)
2004	$9.98	0.30	0.05	0.35	(0.30)	--	(0.30)
2005	$10.03	0.34	(0.08)	0.26	(0.33)	(0.01)	(0.34)
2006	$9.95	0.33	(0.24)	0.09	(0.33)	(0.01)	(0.34)
2007(a)	$9.70	0.40	(0.03)	0.37	(0.40)	--	(0.40)
WesMark West Virginia Municipal Bond Fund
2003	$10.32	0.39	0.22	0.61	(0.39)	--	(0.39)
2004	$10.54	0.32	0.10	0.42	(0.32)	(0.01)	(0.33)
2005	$10.63	0.31	(0.01)	0.30	(0.31)	(0.05)	(0.36)
2006	$10.57	0.32	(0.18)	0.14	(0.32)	(0.01)	(0.33)
2007(a)	$10.38	0.34	(0.03)	0.31	(0.34)	--	(0.34)

(a) For the year ended January 31, 2007, the Fund was audited by Tait, Weller & Baker LLP. The previous years were audited by another independent registered public accounting firm.

(b) Based on net assest value, which does not reflect the sales charge, contingent deferred sales charge or redemption fee, if applicable. Total returns for periods of less than one year, if any, are not annualized.

(c) This expense decrease is reflected in both the net expense and the net investment income (loss) ratios shown.

(d) Per share numbers have been calculated using the average shares method.

(e) Reclassifications have been made to conform to current year presentation. Net assets were not affected by this reclassification.

See Notes which are an integral part of the Financial Statements

		Ratios to Average Net Assets

Net Asset Value, End of Period	Total Return(b)	Net Expenses	Net Investment Income (Loss)	Expense Waiver/ Reimbursement(c)	Net Assets, End of Period (000 omitted)	Portfolio Turnover Rate

WesMark Small Company Growth Fund
$4.75	(31.16)%	1.48%	(0.91)%	0.29%	$13,696	40%
$7.48	57.47%	1.66%	(1.31)%	0.46%	$19,181	66%
$7.19	(3.88)%	1.62%	(0.89)%	0.38%	$21,532	62%
$8.96	24.62%	1.59%	(0.83)%	0.28%	$30,492	84%
$9.37	4.58%	1.40%	(0.17)%	0.19%	$38,897	55%
WesMark Growth Fund
$9.23	(22.40)%	1.12%	0.18%	0.01%	$185,055	36%
$12.81	39.04%	1.14%	0.12%	0.11%	$260,060	60%
$12.37	(2.63)%	1.14%	0.71%	0.11%	$249,647	51%
$13.85	12.01%	1.28%	0.08%	0.01%	$269,575	76%
$13.84	5.43%	1.24%	0.50%	0.01%	$269,943	83%
WesMark Balanced Fund
$7.61	(16.87)%	1.18%	2.07%	0.03%	$58,809	36%
$9.10	21.64%	1.24%	1.71%	0.12%	$65,801	52%
$8.87	(0.53)%	1.26%	1.95%	0.12%	$57,523	38%
$9.47	8.11%	1.45%	1.28%	0.03%	$53,524	76%
$9.97	6.85%	1.40%	1.51%	0.03%	$55,373	63%
WesMark Government Bond Fund
$9.98	4.27%	0.94%	3.89%	0.01%	$168,551	64%
$10.03	3.52%	0.99%	2.97%	0.11%	$182,416	74%
$9.95	2.68%	0.99%	3.38%	0.11%	$190,125	58%
$9.70	0.98%	1.11%	3.40%	0.01%	$192,435	99%
$9.67	3.91%	1.10%	4.17%	0.01%	$192,918	70%
WesMark West Virginia Municipal Bond Fund
$10.54	6.04%	0.84%	3.76%	0.21%	$70,957	17%
$10.63	4.06%	0.97%	3.05%	0.21%	$77,115	34%
$10.57	2.97%	0.99%	2.99%	0.20%	$74,696	22%
$10.38	1.30%	1.13%	3.07%	0.10%	$72,825	19%
$10.35	3.05%	1.11%	3.32%	0.10%	$69,954	10%

WESMARK FUNDS

NOTES TO FINANCIAL STATEMENTS

January 31, 2007

(1) Organization

WesMark Funds (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The Trust consists of five portfolios (individually referred to as the “Fund”, or collectively as the “Funds”) which are presented herein:

Portfolio Name	Diversification	Investment Objective

WesMark Small Company Growth Fund (“Small Company Growth Fund”)	diversified	to achieve capital appreciation

WesMark Growth Fund (“Growth Fund”)	diversified	to achieve capital appreciation

WesMark Balanced Fund (“Balanced Fund”)	diversified	to achieve capital appreciation and income

WesMark Government Bond Fund (a) (“Government Bond Fund”)	diversified	to achieve high current income consistent with preservation of capital

WesMark West Virginia Municipal Bond Fund (“West Virginia MunicipalBond Fund”)	non-diversified	to achieve current income which is exempt from federal income tax and income taxes imposed by the State of West Virginia

(a) On March 14, 2006, the Board of Trustees of the WesMark Funds approved changing the name of the WesMark Bond Fund to the WesMark Government Bond Fund.

The assets of each portfolio are segregated and a shareholder’s interest is limited to the portfolio in which shares are held.

(2) Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. These policies are in conformity with generally accepted accounting principles (GAAP) in the United States of America.

Investment Valuation--Market values of the Fund’s portfolio securities are determined as follows:

  for equity securities, according to the last sale price or official closing price reported in the market in which they are primarily traded (either a national securities exchange or the over-the-counter market), if available;
  in the absence of recorded sales for equity securities, according to the mean between the last closing bid and asked prices;
  futures contracts and options are generally valued at market values established by the exchanges on which they are traded at the close of trading on such exchanges. Options traded in the over-the-counter market are generally valued according to the mean between the last bid and the last asked price for the option as provided by an investment dealer or other financial institution that deals in the option. The Board of Trustees (the “Trustees”) may determine in good faith that another method of valuing such investments is necessary to appraise their fair market value;
  for investments in other open-end regulated investment companies, based on net asset value (“NAV”);
  for fixed-income securities, according to prices as furnished by an independent pricing service, except that fixed-income securities with remaining maturities of less than 60 days at the time of purchase are valued at amortized cost; and
  for all other securities at fair value as determined in accordance with procedures established by and under the general supervision of the Trustees.

Prices for fixed-income securities furnished by a pricing service may be based on a valuation matrix which incorporates both dealer-supplied valuations and electronic data processing techniques. Such prices are generally intended to be indicative of the mean prices currently offered to institutional investors for the securities. The Trustees have approved the use of such pricing services. A number of pricing services are available, and the Funds may use various pricing services or discontinue the use of any pricing service.

Prices provided by independent pricing services may be determined without relying exclusively on quoted prices and may consider institutional trading in similar groups of securities, yield, quality, stability, risk, coupon rate, maturity, type of issue, trading characteristics, and other market data or factors. From time to time, when prices cannot be obtained from an independent pricing service, securities may be valued based on quotes from broker-dealers or other financial institutions that trade the securities.

Trading in foreign securities may be completed at times which vary from the closing of the New York Stock Exchange (NYSE). In computing its NAV, the Fund values foreign securities using the latest closing price on the exchange on which they are traded immediately prior to the closing of the NYSE. Certain foreign currency exchange rates are generally determined at the latest rate prior to the closing of the NYSE. Foreign securities quoted in foreign currencies are translated into U.S. dollars at current rates. Events that affect these values and exchange rates may occur between the times at which they are determined and the closing of the NYSE. If such events materially affect the value of portfolio securities, these securities may be valued at their fair value as determined in good faith by the Trustees, although the actual calculation may be done by others.

Investment Income, Expenses and Distributions--Interest income and expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Distributions of net investment income if any, for the Small Company Growth Fund and Growth Fund are declared and paid quarterly. Distributions of net investment income for the Balanced Fund are declared and paid monthly, and distributions of net investment income for the Government Bond Fund and West Virginia Municipal Bond Fund are declared daily and paid monthly. Non-cash dividends included in dividend income, if any, are recorded at fair value.

Premium and Discount Amortization/Paydown Gains and Losses--All premiums and discounts on fixed income securities are amortized/accreted for financial statement purposes. Gains and losses realized on principal payment of mortgage-backed securities (paydown gains and losses) are classified as part of investment income.

Federal Taxes--It is each Fund’s policy to comply with the Subchapter M provision of the Internal Revenue Code (the “Code”) and to distribute to shareholders each year substantially all of their income. Accordingly, no provisions for federal income tax are necessary.

Withholding taxes, and where appropriate, deferred withholding taxes, on foreign interest, dividends and capital gains have been provided for in accordance with the applicable country’s tax rules and rates.

When-Issued and Delayed Delivery Transactions--The Funds may engage in when-issued or delayed delivery transactions. The Funds record when-issued securities on the trade date and maintain security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.

Restricted Securities--Restricted securities are securities that either: (a) cannot be offered for public sale without first being registered, or being able to take advantage of an exemption from registration, under the Securities Act of 1933; or (b) are subject to contractual restrictions on public sales. In some cases, when a security cannot be offered for public sale without first being registered, the issuer of the restricted security has agreed to register such securities for resale, at the issuer’s expense, either upon demand by the Fund or in connection with another registered offering of the securities. Many such restricted securities may be resold in the secondary market in transactions exempt from registration. Restricted securities may be determined to be liquid under criteria established by the Trustees. The Fund will not incur any registration costs upon such resales. The Fund’s restricted securities are valued at the price provided by dealers in the secondary market or, if no market prices are available, at the fair value as determined in accordance with procedures established by and under the general supervision of the Trustees.

Use of Estimates--The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated.

Other--Investment transactions are accounted for on a trade date basis. Realized gains and losses from investment transactions are recorded on an identified cost basis.

(3) Shares of Beneficial Interest

The following tables summarize share activity:

	Small Company Growth Fund

	Year Ended January 31, 2007	Year Ended January 31, 2006

Shares sold	1,222,580	807,058
Shares redeemed	(472,786)	(397,825)

Net change resulting from share transactions	749,794	409,233

	Growth Fund

	Year Ended January 31, 2007	Year Ended January 31, 2006
Shares sold	1,675,430	1,941,725
Shares issued to shareholders in payment of distributions declared	522,191	3,594
Shares redeemed	(2,156,035)	(2,671,013)

Net change resulting from share transactions	41,586	(725,694)

	Balanced Fund

	Year Ended January 31, 2007	Year Ended January 31, 2006
Shares sold	732,565	512,743
Shares issued to shareholders in payment of distributions declared	22,285	23,541
Shares redeemed	(848,974)	(1,368,694)

Net change resulting from share transactions	(94,124)	(832,410)

	Government Bond Fund

	Year Ended January 31, 2007	Year Ended January 31, 2006
Shares sold	1,659,467	2,147,046
Shares issued to shareholders in payment of distributions declared	192,022	184,923
Shares redeemed	(1,750,765)	(1,589,515)

Net change resulting from share transactions	100,724	742,454

	West Virginia Municipal Bond Fund

	Year Ended January 31, 2007	Year Ended January 31, 2006
Shares sold	487,607	668,089
Shares issued to shareholders in payment of distributions declared	20,424	19,199
Shares redeemed	(759,790)	(737,059)

Net change resulting from share transactions	(251,759)	(49,771)

(4) Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are due in part to reclass of ordinary loss, partnership adjustments and discount accretion/premium amortization on debt securities.

For the year ended January 31, 2007, permanent differences identified and reclassified among the components of net assets were as follows:

Increase (Decrease)

Fund Name	Paid In Capital	Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gains (Losses)

Small Company Growth Fund	$ --	$ 58,753	$ (58,753)
Growth Fund	$ --	$ (225)	$ 225
Balanced Fund	$ 99,896	$ (7,419)	$ (92,477)
West Virginia Municipal Bond Fund	$ --	$ (11,642)	$ 11,642

Net investment income (loss), net realized gains (losses), and net assets were not affected by this reclassification.

The tax character of distributions as reported on the Statement of Changes in Net Assets for the years ended January 31, 2007 and 2006, was as follows:

2007

Fund Name	Tax-Exempt Income	Ordinary Income*	Long-Term Capital Gains	Total

Growth Fund	$ --	$ 5,200,915	$ 9,273,220	$ 14,474,135
Balanced Fund	$ --	$ 795,620	$ --	$ 795,620
Government Bond Fund	$ --	$ 7,938,340	$ --	$ 7,938,340
West Virginia Municipal Bond Fund	$ 2,243,033	$ 128,390	$ --	$ 2,371,423

2006

Fund Name	Tax-Exempt Income	Ordinary Income*	Long-Term Capital Gains	Total

Growth Fund	$ --	$ 97,191	$ --	$ 97,191
Balanced Fund	$ --	$ 670,136	$ --	$ 670,136
Government Bond Fund	$ --	$ 6,699,487	$ 87,550	$ 6,787,037
West Virginia Municipal Bond Fund	$ 2,221,096	$ 31,563	$ 36,328	$ 2,288,987

*For tax purposes short-term capital gain distributions are considered ordinary income distributions.

As of January 31, 2007, the components of distributable earnings on a tax basis were as follows:

Fund Name	Undistributed Tax-Exempt Income	Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Unrealized Appreciation (Depreciation)	Other Temporary Adjustments	Capital Loss Carryforward

Small Company Growth Fund	$ --	$ 453,260	$ 338,093	$ 3,810,200	$ --	$ --
Growth Fund	$ --	$ 743,428	$ 1,554,220	$ 32,543,120	$ --	$ --
Balanced Fund	$ --	$ 16,694	$ --	$ 4,920,667	$ --	$ (810,552)
Government Bond Fund	$ --	$ 608,013	$ --	$ (1,396,902)	$ (973,158)	$ (1,628,984)
West Virginia Municipal Bond Fund	$ 174,254	$ --	$ --	$ 1,775,811	$ (178,072)	$ (22,330)

For federal income tax purposes, the following amounts apply as of January 31, 2007:

Fund Name	Cost of Investments	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)

Small Company Growth Fund	$ 35,430,911	$ 4,709,407	$ 899,207	$ 3,810,200
Growth Fund	236,948,664	33,101,535	558,415	32,543,120
Balanced Fund	49,743,811	5,662,823	742,156	4,920,667
Government Bond Fund	199,090,767	320,099	1,717,001	(1,396,902)
West Virginia Municipal Bond Fund	67,499,117	1,959,374	183,563	1,775,811

At January 31, 2007, the Funds had capital loss carryforwards which will reduce the Funds’ taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Code and thus will reduce the amount of the distributions to shareholders which would otherwise be necessary to relieve the Funds of any liability for federal tax. Pursuant to the Code, such capital loss carryforwards will expire as follows:

Fund Name	2012	2014	2015	Total

Balanced Fund	$ 810,552	$ --	$ --	$ 810,552
Government Bond Fund	$ --	$ 61,700	$ 1,567,284	$ 1,628,984
West Virginia Municipal Bond Fund	$ --	$ --	$ 22,330	$ 22,330

WesMark Small Company Growth and WesMark Balanced Fund used capital loss carryforwards of $719,002 and $2,849,504, respectively, to offset taxable capital gains realized during the year ended January 31, 2007.

Under current tax regulations, capital and foreign currency losses realized after October 31, 2006, may be deferred and treated as occurring on the first day of the following fiscal year. As of January 31, 2007, for federal income tax purposes, post October losses were deferred to February 1, 2007, as follows:

Fund Name	Post October Loss

Government Bond Fund	$ 430,497
West Virginia Municipal Bond Fund	$ 3,858

(5) Investment Adviser Fee and Other Transactions with Affiliates

Investment Adviser Fee--WesBanco Investment Department, the Funds’ investment adviser (the “Adviser”), receives for its services an annual fee equal to the percentage of each Fund’s average daily net assets as follows:

Fund Name	Investment Adviser Fee Percentage

Small Company Growth Fund	0.75%
Growth Fund	0.75%
Balanced Fund	0.75%
Government Bond Fund	0.60%
West Virginia Municipal Bond Fund	0.60%

The Adviser may voluntarily choose to waive any portion of its fee. The Adviser can modify or terminate this voluntary waiver at any time at its sole discretion.

For the year ended January 31, 2007, the Adviser voluntarily waived the following fees:

Fund Name	Adviser Fee Waiver

Small Company Growth Fund	$ 5,301
Growth Fund	$ 31,853
Balanced Fund	$ 11,678
Government Bond Fund	$ 13,765
West Virginia Municipal Bond Fund	$ 71,791

Administrative Fee--Federated Services Company (“FServ”) provides the Funds with certain administrative personnel and services. The fee paid to FServ is based on a scale that ranges from 0.150% to 0.075% of the average aggregate net assets of the Trust for the period, subject to a $75,000 minimum per portfolio. FServ may voluntarily choose to waive any portion of its fee. FServ can modify or terminate this voluntarily waiver at any time at its sole discretion.

For the year ended January 31, 2007, the net fee paid to FServ as percentage of average aggregate daily net assets was as follows:

Fund Name	Percentage of Average Aggregate Daily Net Assets

Small Company Growth Fund	0.130%
Growth Fund	0.130%
Balanced Fund	0.130%
Government Bond Fund	0.130%
West Virginia Municipal Bond Fund	0.130%

Distribution (12b-1) Fee--The Funds have adopted a Distribution Plan (the “Plan”) pursuant to Rule 12b-1 under the Act. Under the terms of the Plan, the Funds may compensate Edgewood Services, Inc. (“Edgewood”), the principal distributor, from the net assets of the Funds to finance activities intended to result in the sale of each Fund’s shares. The Plan provides that the Funds may incur distribution expenses up to 0.25% of the average daily net assets of the Fund’s shares, annually, to compensate Edgewood. Edgewood may voluntarily choose to waive any portion of its fee. Edgewood can modify or terminate this voluntary waiver at any time at its sole discretion.

For the year ended January 31, 2007, the Funds did not incur fees under the Plan.

Shareholder Services Fee--Under the terms of a Shareholder Services Agreement with WesBanco Bank (“WesBanco”), the Funds may pay WesBanco, or other financial institutions up to 0.25% of average daily net assets for the period. The fee is used to finance certain services for shareholders and to maintain shareholder accounts. WesBanco may voluntarily choose to waive any portion of its fee. WesBanco can modify or terminate this voluntary waiver at any time at its sole discretion.

For the year ended January 31, 2007, WesBanco voluntarily waived the following fees:

Fund Name	Shareholder Services Fee Waiver

Small Company Growth Fund	$ 35,468

Custodian Fees--WesBanco is the Funds’ custodian. The custodian fee paid to WesBanco is based on the level of each Fund’s average daily net assets for the period, plus out-of-pocket expenses. WesBanco may voluntarily choose to waive any portion of its fee. WesBanco can modify or terminate this voluntary waiver at any time at its sole discretion.

General--Certain of the Officers and Trustees of the Funds are Officers and Directors or Trustees of the above companies.

Transactions with Affiliates--Affiliated holdings are mutual funds which are managed by the Adviser or an affiliate of the Adviser or which are distributed by an affiliate of the WesMark Funds’ distributor. The Adviser has agreed to reimburse the Fund for certain investment adviser fees as a result of transactions in other mutual funds. Transactions with affiliated companies during the year ended January 31, 2007, were as follows:

Fund Name	Affiliated Fund Name	Balance of Shares Held 1/31/2006	Purchases/ Additions	Sales/ Reductions	Balance of Shares Held 1/31/2007	Value	Dividend Income

Small Company Growth Fund	Prime Obligations Fund, Institutional Service Shares	446,471	25,050,931	25,278,047	219,355	$219,355	$ 35,654
Growth Fund	Prime Obligations Fund, Institutional Service Shares	1,386,822	201,419,964	200,092,339	2,714,447	$2,714,447	$203,475
Balanced Fund	Prime Obligations Fund, Institutional Service Shares	1,962,470	28,689,372	30,622,222	29,620	$29,620	$77,263
Government Bond Fund	Prime Obligations Fund, Institutional Service Shares	2,323,923	85,901,627	87,613,667	611,883	$611,883	$112,524
West Virginia Municipal Bond Fund	Prime Obligations Fund, Institutional Service Shares	668,742	14,999,600	15,524,530	143,812	$143,812	$46,390

Total of Affiliated Transactions		6,788,428	356,061,494	359,130,805	3,719,117	$3,719,117	$475,306

(6) Investment Transactions

Purchases and sales of investments, excluding long-term U.S. government securities and short-term obligations, for the year ended January 31, 2007, were as follows:

Fund Name	Purchases	Sales

Small Company Growth Fund	$ 25,607,150	$ 16,813,073
Growth Fund	$ 206,506,253	$ 232,598,848
Balanced Fund	$ 25,775,561	$ 31,580,663
Government Bond Fund	$ --	$ 15,448,204
West Virginia Municipal Bond Fund	$ 6,929,382	$ 8,492,262

(7) Concentration of Credit Risk

Since the West Virginia Municipal Bond Fund invests a substantial portion of its assets in issuers located in one state, it will be more susceptible to factors adversely affecting issuers of that state than would be a comparable tax-exempt mutual fund that invests nationally. In order to reduce the credit risk associated with such factors, at January 31, 2007, 50.0% of the securities in the portfolio of investments are backed by letters of credit or bond insurance of various financial institutions and financial guaranty assurance agencies. The percentage of investments insured by or supported (backed) by a letter of credit from any one institution or agency was 17.1% of total investments.

Additionally, the Funds may invest a portion of its assets in securities of companies that are deemed by the Funds’ management to be classified in similar business sectors. The economic developments within a particular sector may have an adverse effect on the ability of issuers to meet their obligations. Additionally, economic developments may have an effect on the liquidity and volatility of portfolio securities.

(8) Change in Independent Registered Public Accounting Firm

On April 11, 2006, the Funds’ Trustees, upon the recommendation of the Audit Committee, appointed Tait, Weller & Baker LLP as the Fund’s independent registered public accounting firm. The Fund’s previous independent registered public accounting firm, Deloitte & Touche LLP (D&T) declined to stand for re-election. The previous reports issued by D&T on the Fund’s financial statements for the fiscal years ended January 31, 2005 and January 31, 2006, contained no adverse opinion or disclaimer of opinion nor were they qualified or modified as to uncertainty, audit scope or accounting principles. During the Fund’s fiscal years ended January 31, 2005 and January 31, 2006 (i) there were no disagreements with D&T on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of D&T, would have caused it to make reference to the subject matter of the disagreements in connection with the reports on the financial statements for such years; and (ii) there were no reportable events of the kind described in Item 304(a) (1) (v) of Regulation S-K under the Securities Exchange Act of 1934, as amended.

As indicated above, the Trustees appointed Tait, Weller & Baker LLP as the independent registered public accounting firm to audit the Fund’s financial statements for the fiscal year ended January 31, 2007. During the Funds’ fiscal years ended January 31, 2005 and January 31, 2006 and the interim period commencing February 1, 2006 and ending April 11, 2006, neither the Funds nor anyone on their behalf consulted Tait, Weller & Baker LLP on items which: (i) concerned the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Fund’s financial statements or (ii) concerned the subject of a disagreement (as defined in paragraph (a) (1) (iv) of Item 304 of Regulation S-K) or reportable events (as described in paragraph (a) (1) (v) of said Item 304).

(9) Recent Accounting Pronouncements

In July 2006, the Financial Accounting Standards Board (FASB) released FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken in the course of preparing the Funds’ tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax benefits of positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax expense in the current year. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years of the Funds no later than July 31, 2007. At this time, management is evaluating the implications of FIN 48 and its impact in the financial statements has not yet been determined.

In addition, in September 2006, FASB released Statement on Financial Accounting Standards No. 157, “Fair Value Measurements” (FAS 157) which is effective for fiscal years beginning after November 15, 2007. FAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of FAS 157 will have on the Funds’ financial statement disclosures.

(10) Federal Tax Information (Unaudited)

For the year ended January 31, 2007, the Growth Fund designated $9,273,220 as long-term capital gain dividends.

For the year ended January 31, 2007, 94.6% of the distributions from net investment income for West Virginia Municipal Bond Fund is exempt from federated income tax.

Of the ordinary income (including short-term capital gain) distributions made by the Funds during the year ended January 31, 2007, the percentages qualifying for the dividend received deduction available to corporate shareholders are as follows:

Fund Name	Percentage

Growth Fund	82.81%
Balanced Fund	69.15%

For the fiscal year ended January 31, 2007, the following percentages of total ordinary dividends paid by the Funds are qualifying dividends which may be subject to a maximum tax rate of 15% as provided for by the Jobs and Growth Tax Relief Act of 2003. Complete information will be reported in conjunction with the reporting of your distributions on Form 1099-DIV. The percentages were as follows:

Fund Name	Percentage

Growth Fund	90.34%
Balanced Fund	76.16%

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of
WESMARK FUNDS:

We have audited the accompanying statements of assets and liabilities, including the portfolio of investments of the Wesmark Balanced Fund, WesMark Government Bond Fund, WesMark Growth Fund, WesMark Small Company Growth Fund and WesMark West Virginia Municipal Bond Fund, each a series of the WesMark Funds (the “Trust”), as of January 31, 2007, and the related statements of operations, the statements of changes in net assets and financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The statements of changes in net assets for the year ended January 31, 2006 and the financial highlights for each of the four years in the period then ended have been audited by other auditors, whose report dated March 20, 2006 expressed an unqualified opinion on such statements and financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of January 31, 2007, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the WesMark Funds as of January 31, 2007, the results of their operations, changes in their net assets and financial highlights for the year then ended in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania
March 19, 2007

WESMARK FUNDS

BOARD OF TRUSTEES AND TRUST OFFICERS

January 31, 2007

The Board is responsible for managing the Trust’s business affairs and for exercising all the Trust’s powers except those reserved for the shareholders. The following tables give information about each Board member and the senior officers of the Funds. Where required, the tables separately list Board members who are “interested persons” of the Funds (i.e., “Interested” Board members) and those who are not (i.e., “Independent” Board members). The WesMark Fund Complex consists of one Investment Company (comprising five portfolios). Unless otherwise noted, each Officer is elected annually; each Board member oversees all portfolios in the WesMark Fund Complex; and serves for an indefinite term.

INTERESTED TRUSTEE

Name Birth Date Address Date Service Began	Principal Occupations in Past Five Years, Other Directorships Held and Previous Positions

Robert E. Kirkbride* Birth Date: August 23, 1939 121 Putnam Street, Suite 102, Marietta, OH 45750 CHAIRMAN and TRUSTEE Began serving: September 2004

Principal Occupations: Director, WesBanco, Inc.; Officer and Director, Ohio Valley Land Company (real estate development); Officer, Christy & Associates (real estate development and investment management); Director, The Mountain Company (holding company); Director, The Laurel Management Group (holding company); Director and Officer, Thunder Corporation (oil and gas production).

* Robert E. Kirkbride is an interested person due to the Director position he holds with WesBanco, Inc. The Funds’ investment adviser, WesBanco Investment Department is a division of WesBanco Bank, Inc., a wholly owned subsidiary of WesBanco, Inc.

INDEPENDENT TRUSTEES BACKGROUND

Name Birth Date Address Date Service Began	Principal Occupations in Past Five Years, Other Directorships Held and Previous Positions

Lawrence E. Bandi Birth Date: June 23, 1954 2 Halstead Avenue Wheeling, WV 26003 TRUSTEE Began serving: September 2004

Principal Occupations: Chief Financial Officer, Vice President Administrative Services, West Virginia Northern Community College.

Other Directorships: Vice Chairman, Ohio County Economic Development Authority; Audit Committee Chairman, Ohio Valley Industrial Business Development Corporation; Special Wish Foundation, President, United Way of the Upper Ohio Valley; President of the Board of Directors, Wheeling Hospital.

Previous Positions: President and Chief Executive Officer, Valley National Gases.

INDEPENDENT TRUSTEES BACKGROUND--Continued
Name Birth Date Address Date Service Began	Principal Occupations in Past Five Years, Other Directorships Held and Previous Positions

Robert P. Kanters Birth Date: February 23, 1940 13 Laurelwood Estates Wheeling, WV 26003 Began serving: September 2004

Principal Occupations: Senior Vice President, Wealth Management Financial Adviser, Smith Barney.

Previous Positions: Director of Regional Research, Legg Mason Wood Walker, Inc.-Pittsburgh; Director, St. Francis Medical Center.

Mark E. Kaplan Birth Date: November 24, 1961 104 Alyson Drive McMurray, PA 15317 Began serving: September 2004

Principal Occupation: Senior Vice President and Chief Financial Officer, Duquesne Light.

Other Directorships Held: Board Member, Main Stay Life Services.

Previous Positions: President, Chief Financial Officer and Director, Weirton Steel Corporation; Senior Audit Manager, Arthur Anderson LLP; Corporate Controller, Black Box Corporation (network services).

TRUST OFFICERS

Name Birth Date Address Positions Held with Fund Date Service Began	Principal Occupation(s) and Previous Position(s)

Charles L. Davis Jr. Federated Investors Tower 1001 Liberty Avenue Pittsburgh, PA 15222 Birth Date: March 23, 1960 CHIEF EXECUTIVE OFFICER Began serving: November 2003

Principal Occupations: Director of Mutual Fund Services. Federated Services Company; Senior Vice President, Federated Securities Corp.; President, Edgewood Services, Inc. and President, Southpointe Distribution Services Inc.

Previous Positions: Director of Sales Administration, Federated Securities Corp., Director of Business Development, Federated Services Company, Business Mananger, Mutual Fund Services, Federated Services Company; Director of Investor Relations, MNC Financial, Inc.; and Vice President, Maryland National Bank.

Jerome B. Schmitt Birth Date: August 19, 1949 1 Bank Plaza Wheeling, WV 26003 PRESIDENT Began serving: September 2004	Principal Occupations: Co-Portfolio Manager of the WesMark Funds; Executive Vice President, WesBanco, Inc.; Executive Vice President, WesBanco Trust and Investment Services.

TRUST OFFICERS*--Continued
Name Birth Date Address Positions Held with Fund Date Service Began	Principal Occupation(s) and Previous Position(s)

Deborah Ferdon Birth Date: January 15, 1953 1 Bank Plaza Wheeling, WV 26003 CHIEF COMPLIANCE OFFICER Began service September 2004

Principal Occupations: Chief Compliance Officer of the WesMark Funds and WesBanco Investment Department; Vice President and Compliance Officer WesBanco Trust and
Investment Services.

Previous Positions: Concurrently Compliance Officer, Provident Riverfront Funds; Chief Compliance Officer, Provident Investment Advisers; and Chief Compliance Officer Provident Securities & Investments, 2001 to 2004. Senior Compliance Examiner, SunAmerica
Securities, Inc.

Richard N. Paddock Birth Date: October 25, 1963 Federated Investors Tower 1001 Liberty Avenue Pittsburgh, PA 15222 CHIEF FINANCIAL OFFICER and TREASURER Began serving: November 2004	Principal Occupation: Principal Financial Officer and Treasurer of the WesMark Funds; Vice President, Federated Administrative Services.

David B. Ellwood Birth Date: November 27, 1956 1 Bank Plaza Wheeling, WV 26003 VICE PRESIDENT Began Serving: September 2004	Principal Occupations: Co-Portfolio Manager of the WesMark Funds; Senior Vice President, WesBanco Trust and Investment Services.

George M. Polatas Birth Date: March 3, 1962 Federated Investors Tower 1001 Liberty Avenue Pittsburgh, PA 15222 VICE PRESIDENT Began serving: March 2005	Principal Occupations: Assistant Vice President Federated Services Company; Vice President and Assistant Treasurer of various funds distributed by Edgewood Services, Inc. (January 1997 to present).

Todd P. Zerega Birth Date: May 18, 1974 Federated Investors Tower 1001 Liberty Avenue Pittsburgh, PA 15222 SECRETARY Began serving: September 2004	Principal Occupations: Attorney, Reed Smith LLP Previous Positions: Associate Corporate Counsel, Federated Services Company from 2000 to 2002; Tax Specialist with KPMG LLP from 1999 to 2000.

WESMARK FUNDS

BOARD REVIEW OF ADVISORY CONTRACT

As required by the 1940 Act, the WesMark Funds (“Funds”) Board has reviewed the Funds’ investment advisory contract. The Board’s decision to approve the contract reflects the exercise of its business judgment on whether to continue the existing arrangements. During its review of the contract, the Board considers many factors, among the most material of which are: the Funds’ investment objectives and long term performance; the Adviser’s management philosophy, personnel, and processes; the preferences and expectations of Fund shareholders and their relative sophistication; the continuing state of competition in the mutual fund industry; comparable fees for similar funds in the mutual fund industry; the range and quality of services provided to the Funds and its shareholders by the WesBanco organization in addition to investment advisory services; and a Fund’s relationship to other funds in the WesMark Family of Funds.

In assessing the Adviser’s performance of its obligations, the Board also considers whether there has occurred a circumstance or event that would constitute a reason for it to not renew an advisory contract. In this regard, the Board is mindful of the potential disruptions of the Funds’ operations and various risks, uncertainties and other effects that could occur as a result of a decision to terminate or not renew an advisory contract. In particular, the Board recognizes that most shareholders have invested in the Funds on the strength of the Adviser’s industry standing and reputation and in the expectation that the Adviser will have a continuing role in providing advisory services to the Funds. Thus, the Board’s “selection” or approval of the Adviser must reflect the fact that it is the shareholders who have effectively selected the Adviser by virtue of having invested in the Funds.

The Board also considers the compensation and benefits received by the Adviser. This includes fees received for services provided to the Funds by other entities in the WesBanco organization and research services received by the Adviser from brokers that execute fund trades, as well as advisory fees. In this regard, the Board is aware that various courts have interpreted provisions of the 1940 Act and have indicated in their decisions that the following factors may be relevant to an Adviser’s fiduciary duty with respect to its receipt of compensation: the nature and quality of the services provided by the Adviser, including the performance of a Fund; the Adviser’s cost of providing the services; the extent to which the Adviser may realize “economies of scale” as a Fund grows larger; any indirect benefits that may accrue to the Adviser and its affiliates as a result of the Adviser’s relationship with a Fund; performance and expenses of comparable funds; and the extent to which the independent Board members are fully informed about all facts bearing on the Adviser’s service and fee. The Funds’ Board is aware of these factors and is guided by them in its review of the Funds’ advisory contract to the extent they are appropriate and relevant, as discussed further below.

The Board considers and weighs these circumstances, and is assisted in its deliberations by the advice of independent legal counsel. In this regard, the Board requests and receives a significant amount of detailed information about the Funds and the WesBanco organization. WesBanco provides much of this information at each regular meeting of the Board, and furnishes additional reports in connection with the particular meeting at which the Board’s formal review of the advisory contract occurs. In between regularly scheduled meetings, the Board may receive information on particular matters as the need arises. Thus, the Board’s evaluation of an advisory contract is informed by reports covering such matters as: the Adviser’s investment philosophy, personnel, and processes; a Fund’s short- and long-term performance (in absolute terms both on a gross basis and net of expenses, as well as in relationship to its particular investment program and certain competitor or “peer group” funds and/or other benchmarks, as appropriate), and comments on the reasons for performance; a Fund’s expenses (including the advisory fee itself and the overall expense structure of a Fund, both in absolute terms and relative to similar and/or competing funds, with due regard for contractual or voluntary expense limitations); the use and allocation of brokerage commissions derived from trading a Fund’s portfolio securities; the nature and extent of the advisory and other services provided to a Fund by the Adviser and its affiliates; compliance and audit reports concerning the Funds and the WesBanco companies that service them; and relevant developments in the mutual fund industry and how the Funds and/or WesBanco are responding to them. The evaluation process is evolutionary, reflecting continually developing considerations. The criteria considered and the emphasis placed on relevant criteria change in recognition of changing circumstances in the mutual fund marketplace.

With respect to the Fund’s performance and expenses in particular, the Board has found the use of comparisons to other mutual funds with comparable investment programs to be particularly useful, given the high degree of competition in the mutual fund business. The Board focuses on comparisons with other similar mutual funds (rather than non-mutual fund products or services) because, simply put, they are more relevant. For example, other mutual funds are the products most like the Fund, they are readily available to Fund shareholders as alternative investment vehicles, and they are the type of investment vehicle already chosen by the Fund’s investors. The range of their fees and expenses therefore appears to be a generally reliable indication of what consumers have found to be reasonable in the precise marketplace in which the Fund competes. The Fund’s ability to deliver competitive performance when compared to its peer group may be a useful indicator of how the Adviser is executing on the Fund’s investment program, which would in turn assist the Board in reaching a conclusion that the nature, extent, and quality of the Adviser’s investment management services are such as to warrant continuation of the advisory contract. Because the Funds are the only advisory clients of the Adviser, the Board did not consider fees charged to other institutional accounts to be a relevant consideration in evaluating the advisory fees charged by the Adviser to the Funds.

For the one year period ended January 31, 2006, the performance of the WesMark Small Company Growth Fund and the WesMark Growth Fund was above the median of each such Fund’s relevant peer group. For the one year period ended January 31, 2006, the performance of the WesMark Balanced Fund, WesMark Government Bond Fund, (formerly WesMark Bond Fund), and the WesMark West Virginia Municipal Bond Fund was below the median of the relevant peer group. The Board also reviewed the Funds’ performance relevant to their respective peer groups for a three year period ended March 31, 2006. Each of the Funds was below the median of their respective relevant peer group. The Board discussed the Funds’ performance with the Adviser and recognized the efforts being undertaken by the Adviser. The Board will continue to monitor these efforts and the performance of the Funds.

The Board also receives financial information about WesBanco, including reports on the compensation and benefits WesBanco derives from its relationships with the Funds. These reports cover not only the fees under the advisory contracts, but also fees received by WesBanco’s subsidiaries for providing other services to the Funds under separate contracts (e.g., for serving as the Funds’ custodian). The reports also discuss any indirect benefit WesBanco may derive from its receipt of research services from brokers who execute fund trades. Although the Board considered the profitability of Wesbanco on a fund-by-fund basis, in the Board’s view, the cost of performing advisory services on a fund-specific basis is both difficult to estimate satisfactorily and a relatively minor consideration in its overall evaluation. The Board therefore determined that the profitability analysis was of limited value.

During the fiscal year ended January 31, 2006, the investment advisory fee after waivers and expense reimbursements for the WesMark Growth Fund, WesMark Government Bond Fund, (formerly WesMark Bond Fund), and the WesMark West Virginia Municipal Bond were above the median for the relevant peer group. For the same period, the investment advisory fee after waivers and expense reimbursements for the WesMark Small Company Growth Fund and the WesMark Balanced Fund were below the median for the relevant peer group. The Board reviewed the fees and other expenses of the Funds with the Advisory and was satisfied that the overall expense structure of the Funds remained competitive. The Board will continue to monitor advisory fees and other expenses borne by the Funds. For the fiscal year ended January 31, 2006, the Board concluded that the nature, quality and scope of services provided the funds by the Adviser and its affiliates were satisfactory.

The Board also considered whether “economies of scale” may exist and whether the Funds benefit from any such economies. The Board noted that each of the Funds is of relatively small size relative to its peers and that the Adviser had voluntarily waived a portion of its advisory fee and/or reimbursed fund expenses in order to maintain the Funds’ competitive position. Under these circumstances, the Board concluded there were no meaningful “economies of scale” enjoyed by the adviser in managing the Funds.

The Board based its decision to renew the advisory contracts on the totality of the circumstances and relevant factors and with a view to past and future long-term considerations. Not all of the factors and considerations identified above are relevant to every Fund, nor does the Board consider any one of them to be determinative. With respect to the factors that are relevant, the Board’s decision to approve the contract reflects its determination that WesBanco’s performance and actions provide a satisfactory basis to support the decision to continue the existing arrangements. Because the totality of circumstances includes considering the relationship of each Fund to the WesBanco family of Funds, the Board does not approach consideration of every Fund’s advisory contract as if that were the only fund offered by the Adviser.

Mutual funds are not bank deposits or obligations, are not guaranteed by any bank, and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other government agency. Investment in mutual funds involves investment risk, including the possible loss of principal.

This report is authorized for distribution to prospective investors only when preceded or accompanied by the funds’ prospectus which contains facts concerning its objective and policies, management fees, expenses and other information.

Voting Proxies on Fund Portfolio Securities

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to securities held in a Fund’s portfolio is available, without charge and upon request, by calling 1-800-864-1013. A report on “Form N-PX” of how the Funds voted any such proxies during the most recent 12-month period ended June 30 is available without charge and upon request by calling the Funds toll-free at 1-800-864-1013. This information is also available from the EDGAR database on the SEC’s website at http://www.sec.gov.

Quarterly Portfolio Schedule

The Fund files with the SEC a complete schedule of its portfolio holdings, as of the close of the first and third quarters of its fiscal year, on “Form N-Q.” Information on Form N-Q is available without charge and upon request by calling the Funds toll-free at 1-800-864-1013. These filings are also available on the SEC’s website at http://www.sec.gov; and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (call 1-800-SEC-0330 for information on the operation of the Public Reference Room).

[Logo of WesMark]

[Logo of WesMark Funds]

Family of Funds

Combined Annual Report

[Logo of WesBanco Investment Department]

Investment Adviser
A Division of WesBanco Bank, Inc.

Cusip 951025501
Cusip 951025204
Cusip 951025303
Cusip 951025402
Cusip 951025105

Edgewood Services, Inc., Distributor

G02160-05 (3/07)

ITEM 2.     CODE OF ETHICS

(a) As of the end of the period covered by this report, the registrant has adopted a code of ethics (the "Section 406 Standards for Investment Companies -
Ethical Standards for Principal Executive and Financial Officers") that applies to the registrant's Principal Executive Officer and Principal Financial Officer;
the registrant's Principal Financial Officer also serves as the Principal
Accounting Officer.

(c) Not Applicable

(d) Not Applicable

(e) Not Applicable

(f)(3) The registrant hereby undertakes to provide any person, without charge, upon request, a copy of the code of ethics.  To request a copy of the code of ethics, contact the registrant at 1-800-341-7400, and ask for a copy of the
Section 406 Standards for Investment Companies - Ethical Standards for Principal
Executive and Financial Officers.

ITEM 3.     AUDIT COMMITTEE FINANCIAL EXPERT

The registrant's Board has determined that each member of the Board's Audit
Committee is an "audit committee financial expert," and that each such member is
"independent," for purposes of this Item.  The Audit Committee consists of the following Board members:  Lawrence E. Bandi and Mark E. Kaplan.

ITEM 4.     PRINCIPAL ACCOUNTANT FEES AND SERVICES

a)          Audit Fees billed to the registrant for the two most recent fiscal years:

                  Fiscal year ended 2007 - $90,000

                  Fiscal year ended 2006 - $113,800

(b)         Audit-Related Fees billed to the registrant for the two most recent fiscal years:

                  Fiscal year ended 2007 - $0

                  Fiscal year ended 2006 - $0

      Amount requiring approval of the registrant's audit committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, $0 and $0
      respectively.

(c)          Tax Fees billed to the registrant for the two most recent fiscal years:

                  Fiscal year ended 2007 - $0

                  Fiscal year ended 2006 - $0

      Amount requiring approval of the registrant's audit committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, $0 and $0
      respectively.

(d)         All Other Fees billed to the registrant for the two most recent fiscal years:

                  Fiscal year ended 2007 - $0

                  Fiscal year ended 2006 - $0

      Amount requiring approval of the registrant's audit committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, $0 and $0
      respectively.

(e)(1)      Audit Committee Policies regarding Pre-approval of Services.

            The Audit Committee is required to pre-approve audit and non-audit services performed by the independent auditor in order to assure that the provision of such services do not impair the auditor's independence.  Unless a type of service to be provided by the independent auditor has received general pre-approval, it will require specific pre-approval by the Audit Committee.  Any proposed services exceeding pre-approved cost levels will require specific pre-
approval by the Audit Committee.

            Certain services have the general pre-approval of the Audit
Committee.  The term of the general pre-approval is 12 months from the date of pre-approval, unless the Audit Committee specifically provides for a different period.  The Audit Committee will annually review the services that may be provided by the independent auditor without obtaining specific pre-approval from the Audit Committee and may grant general pre-approval for such services.  The
Audit Committee will revise the list of general pre-approved services from time to time, based on subsequent determinations.  The Audit Committee will not delegate its responsibilities to pre-approve services performed by the independent auditor to management.

            The Audit Committee has delegated pre-approval authority to its
Chairman.  The Chairman will report any pre-approval decisions to the Audit
Committee at its next scheduled meeting.  The Committee will designate another member with such pre-approval authority when the Chairman is unavailable.

AUDIT SERVICES

      The annual Audit services engagement terms and fees will be subject to the specific pre-approval of the Audit Committee.  The Audit Committee must approve any changes in terms, conditions and fees resulting from changes in audit scope, registered investment company (RIC) structure or other matters.

      In addition to the annual Audit services engagement specifically approved by the Audit Committee, the Audit Committee may grant general pre-approval for other Audit Services, which are those services that only the independent auditor reasonably can provide.  The Audit Committee has pre-approved certain Audit services, all other Audit services must be specifically pre-approved by the
Audit Committee.

AUDIT-RELATED SERVICES

      Audit-related services are assurance and related services that are reasonably related to the performance of the audit or review of the Company's financial statements or that are traditionally performed by the independent auditor.  The Audit Committee believes that the provision of Audit-related services does not impair the independence of the auditor, and has pre-approved certain Audit-related services, all other Audit-related services must be specifically pre-approved by the Audit Committee.

TAX SERVICES

      The Audit Committee believes that the independent auditor can provide Tax services to the Company such as tax compliance, tax planning and tax advice without impairing the auditor's independence.  However, the Audit Committee will not permit the retention of the independent auditor in connection with a transaction initially recommended by the independent auditor, the purpose of which may be tax avoidance and the tax treatment of which may not be supported in the Internal Revenue Code and related regulations.  The Audit Committee has pre-approved certain Tax services, all Tax services involving large and complex transactions must be specifically pre-approved by the Audit Committee.

ALL OTHER SERVICES

      With respect to the provision of services other than audit, review or attest services the pre-approval requirement is waived if:

      (1)         The aggregate amount of all such services provided constitutes no more than five percent of the total amount of revenues paid by the registrant, the registrant's adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment
                  adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides
                  ongoing services to the registrant to its accountant during the fiscal year in which the services are provided;
      (2)         Such services were not recognized by the registrant, the
                  registrant's adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity
                  controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the
                  registrant  at the time of the engagement to be non-audit
                  services; and
      (3)         Such services are promptly brought to the attention of the
                  Audit Committee of the issuer and approved prior to the
                  completion of the audit by the Audit Committee or by one or more members of the Audit Committee who are members of the board of directors to whom authority to grant such approvals has been delegated by the Audit Committee.

      The Audit Committee may grant general pre-approval to those permissible non-audit services classified as All Other services that it believes are routine and recurring services, and would not impair the independence of the auditor.

      The SEC's rules and relevant guidance should be consulted to determine the precise definitions of prohibited non-audit services and the applicability of exceptions to certain of the prohibitions.

PRE-APPROVAL FEE LEVELS

      Pre-approval fee levels for all services to be provided by the independent auditor will be established annually by the Audit Committee.  Any proposed services exceeding these levels will require specific pre-approval by the Audit
Committee.

PROCEDURES

      Requests or applications to provide services that require specific approval by the Audit Committee will be submitted to the Audit Committee by both the independent auditor and the Principal Accounting Officer and/or Internal
Auditor, and must include a joint statement as to whether, in their view, the request or application is consistent with the SEC's rules on auditor independence.

(e)(2)      Percentage of services identified in items 4(b) through 4(d) that were approved by the registrants audit committee pursuant to paragraph
(c)(7)(i)(C) of Rule 2-01 of Regulation S-X:

            4(b)

                  Fiscal year ended 2007 - 0%

                  Fiscal year ended 2006 - 0%

            Percentage of services provided to the registrants investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were approved by the registrants audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of
            Regulation S-X, 0% and 0% respectively.

            4(c)

                  Fiscal year ended 2007 - 0%

                  Fiscal year ended 2006 - 0%

            Percentage of services provided to the registrants investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were approved by the registrants audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of
            Regulation S-X, 0% and 0% respectively.

            4(d)

                  Fiscal year ended 2007 - 0%

                  Fiscal year ended 2006 - 0%

            Percentage of services provided to the registrants investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were approved by the registrants audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of
            Regulation S-X, 0% and 0% respectively.

(f)   NA

(g)   Non-Audit Fees billed to the registrant, the registrant's investment adviser, and certain entities controlling, controlled by or under common control with the investment adviser:
                  Fiscal year ended 2007 - $0

                  Fiscal year ended 2006 - $0

(h)         The registrant's Audit Committee has considered that the provision of non-audit services that were rendered to the registrant's adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

ITEM 5.     AUDIT COMMITTEE OF LISTED REGISTRANTS

            Not Applicable

ITEM 6.     SCHEDULE OF INVESTMENTS

            Not Applicable

ITEM 7.     DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END
            MANAGEMENT INVESTMENT COMPANIES

            Not Applicable

ITEM 8.     PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

            Not Applicable

ITEM 9.     PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT
            COMPANY AND AFFILIATED PURCHASERS

            Not Applicable

ITEM 10.    SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

            No changes to report.

ITEM 11.    CONTROLS AND PROCEDURES

(a) The registrant's President and Treasurer have concluded that the registrant's disclosure controls and procedures (as defined in rule 30a-3(c)
under the Act) are effective in design and operation and are sufficient to form the basis of the certifications required by Rule 30a-(2) under the Act, based on their evaluation of these disclosure controls and procedures within 90 days of the filing date of this report on Form N-CSR.

(b) There were no changes in the registrant's internal control over financial reporting (as defined in rule 30a-3(d) under the Act) during the last fiscal quarter that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12.    EXHIBITS

SIGNATURES

PURSUANT TO THE REQUIREMENTS OF THE SECURITIES EXCHANGE ACT OF 1934 AND THE
INVESTMENT COMPANY ACT OF 1940, THE REGISTRANT HAS DULY CAUSED THIS REPORT TO BE
SIGNED ON ITS BEHALF BY THE UNDERSIGNED, THEREUNTO DULY AUTHORIZED.

REGISTRANT  WESMARK FUNDS

BY      /S/ RICHARD N. PADDOCK
        RICHARD N. PADDOCK
        PRINCIPAL FINANCIAL OFFICER

DATE    March 26, 2007

PURSUANT TO THE REQUIREMENTS OF THE SECURITIES EXCHANGE ACT OF 1934 AND THE
INVESTMENT COMPANY ACT OF 1940, THIS REPORT HAS BEEN SIGNED BELOW BY THE
FOLLOWING PERSONS ON BEHALF OF THE REGISTRANT AND IN THE CAPACITIES AND ON THE
DATES INDICATED.

BY      /S/ CHARLES L. DAVIS, JR.
        CHARLES L. DAVIS, JR.
        PRINCIPAL EXECUTIVE OFFICER

DATE    March 26, 2007

BY      /S/ RICHARD N. PADDOCK
        RICHARD N. PADDOCK
        PRINCIPAL FINANCIAL OFFICER

DATE    March 26, 2007